                                                                 Exhibit 10.16

================================================================================

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                           dated as of August 28, 1998

                                      among

                         LSP ENERGY LIMITED PARTNERSHIP,

                           CREDIT SUISSE FIRST BOSTON,
                             as L/C Facility Agent,

                           CREDIT SUISSE FIRST BOSTON,
                           as Letter of Credit Issuer,

                                       and

                     THE FINANCIAL INSTITUTIONS PARTY HERETO

================================================================================

                          TABLE OF CONTENTS

                                                                 Page
                                                                 ----

RECITALS...........................................................1

AGREEMENT..........................................................1

ARTICLE 1   DEFINED TERMS; RULES OF INTERPRETATION.................2
   Section 1.1   Defined Terms.....................................2
   Section 1.2   Rules of Interpretation...........................6

ARTICLE 2   LETTER OF CREDIT FACILITY..............................6
   Section 2.1   Letter of Credit Commitment.......................6
   Section 2.2   LOC Loans........................................10
   Section 2.3   Fees.............................................14
   Section 2.4   Other Payment Terms..............................15
   Section 2.5   Pro Rata Treatment...............................21
   Section 2.6   Change of Circumstances..........................22
   Section 2.7   Funding Losses...................................25
   Section 2.8   Alternate Office; Minimization of Costs;
                 Replacement of Letter of Credit Bank.............25

ARTICLE 3   CONDITIONS PRECEDENT..................................27

ARTICLE 4   REPRESENTATIONS AND WARRANTIES........................27

ARTICLE 5   COVENANTS.............................................28

ARTICLE 6   EVENTS OF DEFAULT; REMEDIES...........................28
   Section 6.1   Events of Default................................28
   Section 6.2   Remedies.........................................28

ARTICLE 7   L/C FACILITY AGENT; SUBSTITUTION......................29
   Section 7.1   Appointment, Powers and Immunities...............29
   Section 7.2   Reliance.........................................30
   Section 7.3   Non-Reliance.....................................31

                                                                 Page
                                                                 ----

   Section 7.4   Defaults.........................................31
   Section 7.5   Indemnification..................................31
   Section 7.6   Successor L/C Facility Agent.....................32
   Section 7.7   Authorization....................................33
   Section 7.8   L/C Facility Agent as Lender.....................33
   Section 7.9   Amendments: Waivers..............................33
   Section 7.10  Withholding Tax..................................35
   Section 7.11  General Provisions as to Payments................35
   Section 7.12  Substitution of Letter of Credit Bank............36
   Section 7.13  Participation....................................36
   Section 7.14  Transfer of Letter of Credit Commitment..........37
   Section 7.15  Assignability to Federal Reserve Lender..........38
   Section 7.16  Voting...........................................39

ARTICLE 8   MISCELLANEOUS PROVISIONS..............................40
   Section 8.1   Notices..........................................40
   Section 8.2   Right to Set-Off.................................40
   Section 8.3   Successors and Assigns...........................40
   Section 8.4   Survival.........................................40
   Section 8.5   No Waiver; Remedies Cumulative...................41
   Section 8.6   Headings Descriptive.............................41
   Section 8.7   Severability.....................................41
   Section 8.8   Reinstatement....................................41
   Section 8.9   Counterparts.....................................41
   Section 8.10  Accounting Terms.................................41
   Section 8.11  Additional Financing.............................42
   Section 8.12  No Partnership. Etc..............................42
   Section 8.13  Deed of Trust/Collateral Documents...............42
   Section 8.14  Limitation on Liability..........................42
   Section 8.15  Knowledge and Attribution........................43
   Section 8.16  No Approval of Work..............................43
   Section 8.17  Governing Law....................................43
   Section 8.18  Consent to Jurisdiction..........................43
   Section 8.19  Waiver of Jury Trial.............................44
   Section 8.20  Indemnities and Expenses.........................44
   Section 8.21  Entire Agreement.................................44

                                                                 Page
                                                                 ----

   Section 8.22  Third Party Beneficiaries........................44
   Section 8.23  Scope of Liability...............................45

SCHEDULE I  -     LETTER OF CREDIT BANKS AND
                        LETTER OF CREDIT COMMITMENTS

SCHEDULE II       -     AMORTIZATION SCHEDULE FOR LOC LOANS

EXHIBIT A         -     FORM OF VEPCO LETTER OF CREDIT-A

EXHIBIT B         -     FORM OF VEPCO LETTER OF CREDIT-B

EXHIBIT C         -     FORM OF VEPCO LETTER OF CREDIT-C

EXHIBIT D         -     FORM OF REQUEST FOR ISSUANCE

EXHIBIT E         -     FORM OF LOC LOAN NOTE

EXHIBIT F         -     NOTICE OF LOC LOANS

EXHIBIT G         -     FORM OF CONFIRMATION OF INTEREST
                        PERIOD SELECTION

EXHIBIT H         -     FORM OF NOTICE OF CONVERSION OF
                        LOAN TYPE

EXHIBIT I-1       -     BANK WITHHOLDING CERTIFICATE (TREATY)

EXHIBIT I-2

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

            This LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Agreement"), dated as of August 28, 1998, is by and among LSP ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partner ship"), CREDIT SUISSE FIRST BOSTON, as agent for the Letter of Credit Banks (as defined below) (in such capacity, the "L/C Facility Agent"), CREDIT SUISSE FIRST BOSTON, as issuer of the Letters of Credit hereunder (in such capacity, the "Letter of Credit Issuer"), and the other financial institutions from time to time party hereto (collectively with the Letter of Credit Issuer, the "Letter of Credit Banks").

                                    RECITALS

            A. The Partnership has entered or will enter into certain Project Documents and Credit Documents providing for, among other things, the ownership, development, construction, operation, maintenance and financing of a nominal 800 MW gas-fired combined cycle electric generating facility to be located in Batesville, Mississippi.

            B. Pursuant to the Power Purchase Agreements, the Partnership has agreed to render, and Aquila and VEPCO, respectively, have agreed to receive and pay for, the service of providing capacity and energy for the term of each of the Power Purchase Agreements on the terms and conditions set forth therein.

            C. The Partnership is required to provide letters of credit or other security in favor of VEPCO to support its obligations under the VEPCO PPA.

            D. Subject to and upon the terms and conditions herein set forth, the Letter of Credit Issuer is willing to provide the Letters of Credit to the Partnership as provided for herein.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                     DEFINED TERMS; RULES OF INTERPRETATION

            Section 1.1 Defined Terms. (a) Unless otherwise defined herein, terms defined in Exhibit A to the Common Agreement shall have such defined meanings when used herein.

            (b) The following terms shall have the following respective meanings:

            "Applicable Margin" shall mean:

            (i) at all times with respect to the Base Rate LOC Loans, (a) from and including the Closing Date to but excluding the date of Term-Conversion, 0.625%, (b) from and including the date of Term-Conversion to but excluding the third anniversary thereof, 0.750%, and (c) from and including the third anniversary of the date of Term-Conversion to and including the Letter of Credit Maturity Date, 0.875%; and

            (ii) with respect to the LIBOR LOC Loans, (a) from and including the Closing Date to but excluding the date of Term-Conversion, 1.50%, (b) from and including the date of Term-Conversion to but excluding the third anniversary thereof, 1.625%, and (c) from and including the third anniversary of the date of Term-Conversion to and including the Letter of Credit Maturity Date, 1.75%.

            "Availability Date" shall mean: (i) in the case of the VEPCO Letter of Credit-A, the Closing Date; (ii) in the case of the VEPCO Letter of Credit-B, on any date on which the Partnership is required to provide additional Completion Security (as defined in the VEPCO PPA) under Section 3.3(b) of the VEPCO PPA; and (iii) in the case of the VEPCO Letter of Credit-C, the Commercial Operation Date (as defined in the VEPCO PPA).

            "Base Rate LOC Loan" shall mean any LOC Loan made and/or being maintained at a rate of interest based upon the Base Rate.

            "Capital Adequacy Requirement" shall have the meaning given to such term in Section 2.6(d).

            "Change of Law" shall have the meaning given to such term in Section 2.6(b).

            "Expiration Date" shall mean the expiration date of the relevant Letter of Credit as set forth therein.

            "Interest Period Confirmation" shall have the meaning given to such term in Section 2.2(f)(ii).

            "L/C Facility Agent's Office" shall mean Eleven Madison Avenue, New York, New York 10022, or such other office as the L/C Facility Agent may hereafter designate in writing as such to the other parties hereto.

            "L/C Facility Documents" shall mean this Agreement, each Letter of Credit, each LOC Loan Note and any other document or instrument entered into in connection with the transactions contemplated thereby.

            "Lending Office" shall mean, with respect to any Letter of Credit Bank, the office designated as such for such Letter of Credit Bank on Schedule I or such other office of such Letter of Credit Bank as such Letter of Credit Bank may specify from time to time to the L/C Facility Agent and the Partnership.

            "Letter of Credit Fee" shall have the meaning given to such term in
Section 2.3(a).

            "Letter of Credit Commitment" shall mean at any time, for any Letter of Credit Bank, the amount set forth opposite such Letter of Credit Bank's name on Schedule I hereto under the heading "Letter of Credit Commitment," as such amount may be reduced from time to time pursuant to Section 2.1(e) or Section 7.14, or increased pursuant to Section 7.14 in the case of an assignment thereunder to such Letter of Credit Bank of all or a portion of the Letter of Credit Commitment, Reimbursement Obligations and LOC Loans of another Letter of Credit Bank.

            "Letters of Credit" shall have the meaning given to such term in
Section 2.1(a).

            "LIBOR Rate LOC Loan" shall mean any LOC Loan made and/or being maintained at a rate of interest equal to the LIBOR Rate.

            "Liquidation Costs" shall have the meaning given to such term in
Section 2.7.

            "LOC Loan" shall have the meaning given to such term in Section 2.1(f)(ii).

            "LOC Loan Letter of Credit" shall mean the VEPCO Letter of Credit-A or the VEPCO Letter of Credit-B, as applicable.

            "LOC Loan Maturity Date" shall mean the earlier of (i) the date which is five (5) years from the Termination Date for the LOC Loan Letters of Credit and (ii) the date on which all outstanding LOC Loans shall become due and payable pursuant to Section 6.2(a).

            "LOC Loan Note" shall have the meaning given to such term in Section 2.2(a).

            "Minimum Notice Period" shall mean (i) at least three (3) Banking Days before (a) the last day of any Interest Period or (b) the date of conversion of a Type of LOC Loan resulting in whole or in part in the Letter of Credit Banks making LIBOR LOC Loans, and (ii) at least two (2) Banking Days before the date of conversion of a Type of LOC Loan resulting in whole of Base Rate LOC Loans.

            "Non-Advancing Letter of Credit Bank" shall have the meaning given to such term in Section 7.12.

            "Notice of Conversion of Loan Type" shall have the meaning given to such term in Section 2.2(g).

            "Notice of LOC Loan" shall have the meaning given to such term in
Section 2.2(b).

            "Other Taxes" shall have the meaning given to such term in Section 2.4(d).

            "Pro Rata Share" shall mean as to any Letter of Credit Bank, a fraction (expressed as a percentage), the numerator of which shall be the aggregate amount of such Letter of Credit Bank's outstanding LOC Loans and Letters of Credit (or Letter of Credit Commitments if no LOC Loans or Letters of Credit are then outstanding), and the denominator of which shall be the aggregate amount of out standing LOC Loans and Letters of Credit for all of the Letter of Credit Banks (or the total Letter of Credit Commitments if no LOC Loans or Letters of Credit are then outstanding).

            "Reimbursement Obligation" shall have the meaning given to such term in Section 2.1(f).

            "Request for Issuance" shall have the meaning given to such term in
Section 2.1(b).

            "Required Letter of Credit Banks" shall mean Letter of Credit Banks with an aggregate of Pro Rata Shares of more than sixty-six and two thirds percent (66 2/3%).

            "Stated Amount" shall mean the face amount of the relevant Letter of Credit as set forth therein.

            "Taxes" shall have the meaning given to such term in Section 2.4(d).

            "Termination Date" shall mean: (i) in the case of the LOC Loan Letters of Credit, the earlier of (a) June 1, 2001 and (b) the Commercial Operation Date (as defined in the VEPCO PPA); and (ii) in the case of the VEPCO Letter of Credit-C, the date which is three (3) years after the earlier of (a) June 1, 2000 and (b) the Commercial Operation Date (as defined in the VEPCO
PPA).

            "Total Letter of Credit Commitment" shall mean the sum of the Letter of Credit Commitments of all of the Letter of Credit Banks.

            "VEPCO Letter of Credit-A" shall have the meaning given to such term in Section 2.1(a).

            "VEPCO Letter of Credit-B" shall have the meaning given to such term in Section 2.1(a).

            "VEPCO Letter of Credit-C" shall have the meaning given to such term in Section 2.1(a).

            "Type" means the type of LOC Loan, whether a Base Rate LOC Loan or LIBOR LOC Loan.

            Section 1.2 Rules of Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in Exhibit A to the Common Agreement shall apply to this Agreement.

                                    ARTICLE 2
                            LETTER OF CREDIT FACILITY

            Section 2.1 Letter of Credit Commitment. (a) Subject to and upon the terms and conditions hereof, the Letter of Credit Commitments may be utilized, upon the written request of the Partnership, by the issuance by the Letter of Credit Issuer of: (i) an irrevocable stand-by letter of credit substantially in the form of Exhibit A for the account of the Partnership and naming VEPCO as the beneficiary thereof to secure the Partnership's obligations under Section 3.3(a) of the VEPCO PPA prior to the Commercial Operation Date (as defined in the VEPCO
PPA) (the "VEPCO Letter of Credit-A"); (ii) an irrevocable stand-by letter of credit substantially in the form of Exhibit B for the account of the Partnership and naming VEPCO as the beneficiary thereof to secure the Partnership's obligations under Section 3.3(b) of the VEPCO PPA prior to the Commercial Operation Date (as defined in the VEPCO PPA) (the "VEPCO Letter of Credit-B"); or (iii) an irrevocable stand-by letter of credit substantially in the form of Exhibit C for the account of the Partner ship and naming VEPCO as the beneficiary thereof to secure the Partnership's obligations under Section 3.3(a) of the VEPCO PPA on and after the Commercial Operation Date (as defined in the VEPCO PPA) (the "VEPCO Letter of Credit-C" and, together with the VEPCO Letter of Credit-A and the VEPCO Letter of Credit-B, the "Letters of Credit"); provided that in no event shall (i) the aggregate Stated Amount of all Letters of Credit, together with the aggregate amount of all outstanding Reimbursement Obligations and LOC Loans, exceed the Total Letter of Credit Commitment as in effect from time to time, or (ii) the expiration date of any Letter of Credit extend beyond the Termination Date for such Letter of Credit. Each Letter of Credit shall, subject to the satisfaction of the terms and conditions set forth herein, be available on and after the Availability Date for such Letter of Credit until the Termination Date for such Letter of Credit.

                  (b) The Partnership shall give the L/C Facility Agent at least four (4) Banking Days irrevocable prior written notice, substantially in the form of Exhibit D (effective upon receipt), specifying the date (which shall be no later than ninety (90) days preceding the applicable Termination Date) each Letter of Credit is to be issued, describing in reasonable detail the proposed terms of such Letter of Credit (including the Stated Amount thereof) and the nature of the transactions or obligations proposed to be supported thereby (such notice, a "Request for Issuance"); provided that the expiration date of any Letter of Credit shall be on or prior to the Termination Date for such Letter of Credit. Upon receipt of any Request for Issuance, the L/C Facility Agent shall advise the Letter of Credit Issuer of the contents thereof.

                  (c) The issuance by the Letter of Credit Issuer of each Letter of Credit shall, in addition to the conditions precedent set forth in Article 3, be subject to the conditions precedent that: (i) such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Letter of Credit Issuer consistent with its then current practices and procedures with respect to letters of credit of the same type; (ii) such Letter of Credit shall be posted in connection with the Partnership's obligations under (A) in the case of the VEPCO Letter of Credit-A, Section 3.3(a) of the VEPCO PPA prior to the Commercial Operation Date (as defined in the VEPCO PPA), (B) in the case of the VEPCO Letter of Credit-B, Section 3.3(b) of the VEPCO PPA prior to the Commercial Operation Date (as defined in the VEPCO PPA), and (C) in the case of the VEPCO Letter of Credit-C, Section 3.3(a) of the VEPCO PPA on and after the Commercial Operation Date (as defined in the VEPCO PPA); and (iii) the Partnership shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Letter of Credit Issuer shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type.

                  (d) On each day during the period commencing with the issuance by the Letter of Credit Issuer of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Letter of Credit Commitment of each Letter of Credit Bank shall be deemed to be utilized for all purposes hereof in an amount equal to such Letter of Credit Bank's Pro Rata Share of the then undrawn face amount of such Letter of Credit. Each Letter of Credit Bank (other than the Letter of Credit Issuer) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Letter of Credit Issuer's liability under such Letter of Credit in an amount equal to such Letter of Credit Bank's Pro Rata Share of such liability, and each Letter of Credit Bank (other than the Letter of Credit Issuer) thereby shall absolutely, uncondition-ally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Letter of Credit Issuer to pay and discharge when due, its Pro Rata Share of the Letter of Credit Issuer's liability under such Letter of Credit.

                  (e) Upon at least five (5) Banking Days' prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the L/C Facility Agent (which notice the L/C Facility Agent shall promptly transmit to each of the Letter of Credit Banks), the Partnership shall have the right, without premium or penalty, to permanently reduce each Letter of Credit Bank's Pro Rata Share of all or part of the unused Total Letter of Credit Commitment; provided that any partial reduction shall be in a minimum aggregate amount of $1,000,000.

                  (f) (i) Upon any drawing under the VEPCO Letter of Credit-C, the Partnership hereby unconditionally agrees to pay and reimburse the L/C Facility Agent for the account of the Letter of Credit Issuer for the amount of such drawing (the "Reimbursement Obligation") at or prior to the date on which payment is to be made by the Letter of Credit Issuer in accordance with the terms of the VEPCO Letter of Credit-C to the beneficiary thereunder, without further action on the part of the Letter of Credit Issuer, the L/C Facility Agent or any Letter of Credit Bank, and without presentment, demand, notice, protest or other formalities of any kind. In the event that the Partnership does not pay the full amount of any proposed drawing with respect to the VEPCO Letter of Credit-C referred to in the preceding sentence on or prior to the date payment is to be made by the Letter of Credit Issuer, the Partnership shall also pay, to the L/C Facility Agent for the account of the Letter of Credit Banks, interest on such amount at a rate per annum equal to the Default Rate.

                        (ii) Upon any drawing under any LOC Loan Letter of Credit, unless the Partnership shall pay and reimburse the Letter of Credit Issuer for the amount of such drawing at or prior to the date on which payment is to be made by the Letter of Credit Issuer in accordance with the terms of such LOC Loan Letter of Credit to the beneficiary thereunder, the Partnership shall be deemed to have received a loan (each an "LOC Loan") from each Letter of Credit Bank in the amount of the payment made by such Letter of Credit Bank to the L/C Facility Agent for the account of the Letter of Credit Issuer pursuant to clause (h) of this Section 2.1.

                  (g) If the Partnership fails to reimburse the Letter of Credit Issuer for a demand for payment under any Letter of Credit by the date of payment by the Letter of Credit Issuer thereunder, the L/C Facility Agent shall give each Letter of Credit Bank prompt notice of the amount of the demand for payment, specifying such Letter of Credit Bank's Pro Rata Share of the amount of the related demand for payment.

                  (h) Each Letter of Credit Bank (other than the Letter of Credit Issuer) shall pay to the L/C Facility Agent for account of the Letter of Credit Issuer at the L/C Facility Agent's Office in dollars and in immediately available funds, the amount of such Letter of Credit Bank's Pro Rata Share of any payment under any Letter of Credit upon notice by the Letter of Credit Issuer (through the L/C Facility Agent) to such Letter of Credit Bank requesting such payment and specifying such amount. Each such Letter of Credit Bank's obligation to make such payments to the L/C Facility Agent for account of the Letter of Credit Issuer under this clause (h), and the Letter of Credit Issuer's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Letter of Credit Bank to make its payment under this clause
(h), the financial condition of the Partnership (or any other account party), the existence of any Inchoate Default or Event of Default or the termination of the Letter of Credit Commitments. Each such payment to the Letter of Credit Issuer shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (i) (i) Upon the making of each payment by a Letter of Credit Bank to the Letter of Credit Issuer pursuant to clause (h) above in respect of the VEPCO Letter of Credit-C, such Letter of Credit Bank shall, automatically and without any further action on the part of the L/C Facility Agent, the Letter of Credit Issuer or such Letter of Credit Bank, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Letter of Credit Issuer by the Partnership hereunder and (ii) a participation in a percentage equal to such Letter of Credit Bank's Pro Rata Share of any interest or other amounts payable by the Partnership hereunder in respect of such Reimbursement Obligation.

                        (ii) Upon the making of each payment by a Letter of Credit Bank to the Letter of Credit Issuer pursuant to clause (h) above in respect of any LOC Loan Letter of Credit, such Letter of Credit Bank shall, automatically and without any further action on the part of the L/C Facility Agent, the Letter of Credit Issuer or such Letter of Credit Bank, be deemed to have made an LOC Loan to the Partnership in the amount of such payment.

                  (j) To the extent that any Letter of Credit Bank fails to pay any amount required to be paid pursuant to clause (h) of this Section 2.1 on the due date therefor, such Letter of Credit Bank shall pay interest to the Letter of Credit Issuer (through the L/C Facility Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three (3) Banking Days thereafter, at a rate per annum equal to the Base Rate and (ii) thereafter, at a rate per annum equal to the Default Rate.

                  (k) Promptly following the end of each calendar month, the Letter of Credit Issuer shall deliver (through the L/C Facility Agent) to each Letter of Credit Bank and the Partnership a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Letter of Credit Bank from time to time, the Letter of Credit Issuer shall deliver any other information reasonably requested by such Letter of Credit Bank with respect to each Letter of Credit then outstanding.

                  (l) The Partnership hereby indemnifies and holds harmless each Letter of Credit Bank and the L/C Facility Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which such Letter of Credit Bank or the L/C Facility Agent may incur (or which may be claimed against such Letter of Credit Bank or the L/C Facility Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Letter of Credit Issuer under any Letter of Credit; provided that the Partnership shall not be required to indemnify any Letter of Credit Bank or the L/C Facility Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(a) the willful misconduct or gross negligence of the Letter of Credit Issuer in determining whether a request presented under any Letter of Credit complies with the terms of such Letter of Credit or (ii) in the case of the Letter of Credit Issuer, its failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this clause (l) is intended to limit the other rights and obligations of the Partnership, any Letter of Credit Bank or the L/C Facility Agent under this Agreement or under applicable law.

            Section 2.2 LOC Loans. (a) The LOC Loans outstanding to each Letter of Credit Bank, and the obligation of the Partnership to repay the LOC Loans and to pay interest thereon at the rates provided herein, shall be evidenced by one or more promissory notes in substantially the form attached hereto as Exhibit E (each an "LOC Loan

Note"), each payable to the order of such Letter of Credit Bank in an aggregate principal amount equal to the portion of such Letter of Credit Bank's Letter of Credit Commitment allocated to the LOC Loan Letters of Credit. The Partnership authorizes each Letter of Credit Bank to record on the schedule annexed to such Letter of Credit Bank's LOC Loan Note the date and amount of each LOC Loan made by such Letter of Credit Bank and each payment or prepayment of principal thereunder, and the Partnership agrees that all such notations shall constitute prima facie evidence of the accuracy of the matters noted. The Partnership further authorizes each Letter of Credit Bank to attach to and make a part of such Letter of Credit Bank's LOC Loan Note continuations of the schedule attached thereto as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of the Partnership's obligations to repay the full unpaid principal amount of the LOC Loans in accordance with this Agreement.

                  (b) On each date on which LOC Loans are made pursuant to
Section 2.1(f)(ii), the Partnership shall submit a written notice to the L/C Facility Agent substantially in the form of Exhibit F (each a "Notice of LOC Loans"), which notice shall specify, for the LOC Loans made on such date: (i) the dollar amount of LOC Loans which are to be Base Rate LOC Loans; (ii) the dollar amount of LOC Loans which are to be LIBOR LOC Loans; and (iii) for any LOC Loans which are to be LIBOR LOC Loans, the Interest Periods applicable to such LOC Loans. The L/C Facility Agent shall promptly notify each Letter of Credit Bank of the contents of each Notice of LOC Loans.

                  (c) The Partnership shall pay to the L/C Facility Agent for the benefit of the Letter of Credit Banks the aggregate principal amount of the LOC Loans outstanding on the Termination Date for the LOC Loan Letters of Credit in installments payable on each Repayment Date occurring on or after such Termination Date in accordance with the schedule set forth in Schedule II. Any remaining principal amounts outstanding shall be due and payable on the LOC Loan Maturity Date. The Stated Amounts of the LOC Loan Letters of Credit shall not be reinstated upon repayment of the principal of any LOC Loan.

                  (d) (i) The Partnership shall pay interest on the unpaid principal amount of each Base Rate LOC Loan from the date of the making of such Base Rate LOC Loan until such Base Rate LOC Loan shall be paid in full or converted to a LIBOR LOC Loan at a rate per annum which shall be equal to the sum of the Base Rate in effect from time to time plus the Applicable Margin. Interest accruing at the Base Rate will be calculated on the basis of the actual number of days elapsed in a year of 365 or 366 days, as appropriate.

                        (ii) The Partnership shall pay interest on the unpaid principal amount of each LIBOR LOC Loan from the date of the making of such LIBOR LOC Loan until such LIBOR LOC Loan shall be paid in full or converted to a Base Rate LOC Loan at a rate per annum which shall be equal to the sum of the relevant LIBOR Rate plus the Applicable Margin. Interest accruing at the LIBOR Rate will be calculated on the basis of the actual number of days elapsed in a year of 360 days.

                  (e) The Partnership shall pay accrued interest on the unpaid principal amount of each LOC Loan (i) in the case of each Base Rate LOC Loan, on the last Banking Day of each calendar quarter, (ii) in the case of each LIBOR LOC Loan, on the last day of each Interest Period related to such LIBOR LOC Loan and, if such Interest Period is longer than three months, every three months after the date of such LIBOR LOC Loan, and (iii) in all cases, upon prepayment (to the extent thereof and including any optional prepayments or mandatory prepayments), upon conversion from one Type of LOC Loan to another Type, and at maturity (whether by acceleration or otherwise).

                  (f) (i) The initial and subsequent Interest Period for LIBOR LOC Loans shall be a maximum of one month until the earlier to occur of (A) the L/C Facility Agent notifies the Partnership that syndication of the Letter of Credit Commitments is complete or (B) the expiration of the one (1) year period immediately following the Closing Date; provided that the L/C Facility Agent may other wise approve, in its sole discretion, a longer Interest Period which is requested by the Partnership and otherwise complies with the following provisions of this clause (f). Thereafter, each subsequent Interest Period (including any Interest Period referenced in the proviso of the first sentence of this clause (f)) selected by the Partnership for all LIBOR LOC Loans shall be one, two, three, six, nine or twelve months; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Banking Day shall be extended to the next succeeding Banking Day unless such next Banking Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Banking Day; (B) any Interest Period which begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Banking Day of a calendar month; (C) the Partnership may not select Interest Periods which would leave a greater principal amount of LOC Loans subject to Interest Periods ending after a date upon which LOC Loans are or may be required to be repaid than principal amount of LOC Loans scheduled to be outstanding after such date; (D) the Partnership may not select an Interest Period for an LOC Loan which would end after the LOC Loan Maturity Date; and (E) the Partnership may not at any time have outstanding more than seven (7) different Interest Periods relating to LIBOR LOC Loans.

                        (ii) Subject to the provisions of clause (i) immediately above, the Partnership shall specify the initial Interest Period for each LOC Loan (or portion thereof) in the Notice of LOC Loans submitted in connection with such LOC Loan. The Partnership may contact the L/C Facility Agent at any time prior to the end of such initial and each subsequent Interest Period for a quotation of interest rates in effect at such time for given Interest Periods and the L/C Facility Agent shall promptly provide such quotation. The Partnership may select an Interest Period telephonically within the Minimum Notice Period, which selection shall be irrevocable as of and after the applicable Minimum Notice Period. An Authorized Person shall confirm such telephonic notice to the L/C Facility Agent by telecopy on the day such notice is given in substantially the form of Exhibit G (such notice, an "Interest Period Confirmation"). If the Partnership fails to notify the L/C Facility Agent of the next Interest Period for any LIBOR LOC Loans in accordance with this clause (h), such LOC Loans shall automatically convert to Base Rate LOC Loans on the last day of the current Interest Period therefor. The L/C Facility Agent shall promptly notify the Partnership and the Letter of Credit Banks of each determination of the interest rate applicable to each LIBOR LOC Loan.

                  (g) The Partnership may convert LOC Loans from one Type of LOC Loans to another Type; provided, however, that (i) any conversion of LIBOR LOC Loans into Base Rate LOC Loans shall be made on, and only on, the first day after the last day of an Interest Period for such LIBOR LOC Loans, and (ii) LOC Loans shall be converted only in integral multiples of $100,000. The Partnership shall request such a conversion by a written notice from an Authorized Person to the L/C Facility Agent in the form of Exhibit H, appropriately completed (a "Notice of Conversion of LOC Loan Type"), which specifies: (i) the LOC Loans, or portion thereof, which are to be converted; (ii) the Type into which such LOC Loans, or portion thereof, are to be converted; (iii) if such LOC Loans are to be converted into LIBOR LOC Loans, the initial Interest Period selected by the Partnership for such LOC Loans in accordance with Section 2.2(f)(i); and (iv) the date of the requested conversion, which shall be a Banking Day. The Partnership shall so deliver each Notice of Conversion of LOC Loan Type so as to provide at least the applicable Minimum Notice Period. Any Notice of Conversion of LOC Loan Type may be modified or revoked by written notice sent by facsimile transmission with telephonic confirmation by the Partnership up to 2:00 p.m. on the Banking Day prior to the Minimum Notice Period, and shall thereafter be irrevocable. Each Notice of Conversion of LOC Loan Type shall be delivered by telecopy to the L/C Facility Agent at the telecopy number specified in Section 8.1. The L/C Facility Agent shall promptly notify each Letter of Credit Bank that holds the LOC Loan being converted of the contents of each Notice of Conversion of LOC Loan Type.

                  (h) (i) Subject to clause (iii) below, the Partnership may, at its option and without penalty, upon three (3) Banking Days notice to the L/C Facility Agent, prepay any LOC Loans in whole or in part in a minimum amount of $100,000 or any integral multiple of $100,000 in excess thereof.

                        (ii) The Partnership shall prepay (or cause to be prepaid) LOC Loans to the extent required by (A) Section 2.6(b) of this Agreement, (B) Section 7.2(c)(ii), 7.2(d), 7.3(c), 7.9(c), 7.9(g), 7.10,
7.11(a), 7.11(c), 7.11(d), 7.11(e), 7.11(f) or 7.11(g) of the Common Agreement
or (C) any other provision of this Agreement or the Common Agreement which requires prepayment of LOC Loans.

                        (iii) All prepayments, whether voluntary prepayments or mandatory prepayments, will be allocated to the LOC Loans pro rata in inverse order of maturity. The Stated Amount of the LOC Loan Letters of Credit shall not be reinstated upon the prepayment of any LOC Loan. Upon the prepayment of any LOC Loan (whether such prepayment is an optional prepayment or a mandatory prepayment), the Partnership shall pay to the L/C Facility Agent, for the account of the Letter of Credit Bank which made such LOC Loan, (A) all accrued interest to the date of such prepayment on the amount being prepaid, (B) all accrued fees to the date of such prepayment on the amount being prepaid, and (C) if such prepayment is the prepayment of a LIBOR LOC Loan on a day other than the last day of the current Interest Period for such LIBOR LOC Loan, all Liquidation Costs incurred by such Letter of Credit Bank as a result of such prepayment. LIBOR LOC Loans shall only be prepaid in a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

            Section 2.3 Fees. (a) On the last Banking Day in each calendar quarter (or portion thereof) commencing on the Closing Date and ending on the Letter of Credit Termination Date and on the Expiration Date of each Letter of Credit, the Partnership shall pay to the L/C Facility Agent for the benefit of the Letter of Credit Banks a letter of credit fee (the "Letter of Credit Fee") for such quarter then ending and such Expiration Date, as applicable, at the rates per annum described below and computed in the following manner. For each of the VEPCO Letter of Credit-B and the VEPCO Letter of Credit-C, from and including the Closing Date to but excluding the Availability Date for such Letter of Credit, the Letter of Credit Fee shall be equal to the Total Letter of Credit Commitment allocated to such Letter of Credit multiplied by 0.375%. For each Letter of Credit, on and after the Availability Date for such Letter of Credit, the Letter of Credit Fee shall be equal to the sum of: (i) the product of (A) (1) from and including the date of issuance of such Letter of Credit to but excluding the date of Term-Conversion, 1.500%, (2) from and including the date of Term-Conversion to but excluding the date which is three (3) years after the date of Term-Conversion, 1.625%, and (3) from and including the date which is three (3) years after the date of Term-Conversion to and including the Letter of Credit Maturity Date, 1.750%, multiplied by (B) the daily average Stated Amount of such Letter of Credit multiplied by (C) a fraction the numerator of which is the number of days in such quarter (or portion thereof) or the number of days in the period beginning on the last day of the previous quarter and ending on the Expiration Date of such Letter of Credit, as applicable, and the denominator of which is 360, as applicable; plus (ii) (A) the daily average for such quarter of the excess of (1) the Total Letter of Credit Commitment allocated to such Letter of Credit over (2) the Stated Amount of such Letter of Credit, multiplied by (B) 0.375%.

                  (b) The Partnership shall pay to the L/C Facility Agent for account of the Letter of Credit Issuer all charges, costs, fees and expenses in the amounts customarily charged by the Letter of Credit Issuer from time to time in like circumstances with respect to the issuance of each Letter of Credit, drawings thereunder and other transactions relating thereto.

                  (c) The Partnership shall pay when due to the L/C Facility Agent such other fees as shall have been separately agreed to by the Partnership and the L/C Facility Agent in writing.

            Section 2.4 Other Payment Terms. (a) Place and Manner. The Partnership shall make all payments due to each Letter of Credit Bank or the L/C Facility Agent hereunder to the L/C Facility Agent, for the account of such Letter of Credit Bank or the L/C Facility Agent by wire transfer to ABA No. 026009179 for advice to and credit of "Credit Suisse First Boston" in lawful money of the United States and in immediately available funds not later than 12:00 noon on the date on which such payment is due. The L/C Facility Agent may treat any payment made after such time on any day as being received on the Banking Day after such payment is received. The L/C Facility Agent shall disburse to each Letter of Credit Bank or the Letter of Credit Issuer, as applicable, by wire transfer pursuant to the wire transfer instructions for each such person set forth on Schedule I or pursuant to such other wire instructions provided by such Person to the L/C Facility Agent by notice, each such payment received by the L/C Facility Agent for such Letter of Credit Bank or the Letter of Credit Issuer, as applicable, such disbursement to occur on the day such payment is received if received by 12:00 noon or if otherwise reasonably possible and otherwise on the next Banking Day.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Late Payments. If any amounts required to be paid by the Partnership under this Agreement, any LOC Loan Note or the other Credit Documents (including principal and interest payable on any LOC Loans and any Letter of Credit Fees payable to the L/C Facility Agent or any Letter of Credit
Bank) remain unpaid after such amounts are due, the Partnership shall pay interest on the aggregate outstanding balance of such amounts from the date due therefor until such amounts are paid in full at a rate per annum equal to the Default Rate.

                  (d) Net of Taxes, Etc. (i) Any and all payments to or for the benefit of the L/C Facility Agent or any Letter of Credit Bank by the Partnership hereunder or under any other Credit Document shall be made without set off, counterclaim or other defense and free and clear of and without deduction or with holding for or on account of any present or future taxes, levies, imposts, duties, fees, assessments, deductions, charges, withholdings or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding any tax imposed on or measured by the net income of the L/C Facility Agent or any Letter of Credit Bank, as the case may be, or any tax on overall gross receipts or franchise tax imposed in either case in lieu of such net income tax pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or the Lending Office of such Person is located, other than a tax imposed on or measured by amounts payable under this clause (d)) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If the Partnership shall be required by law to withhold or deduct any Taxes imposed by the United States or any political subdivision thereof from or in respect of any sum payable hereunder, under any LOC Loan Note or under any other Credit Document to the L/C Facility Agent or any Letter of Credit Bank, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this clause (d)), the L/C Facility Agent or such Letter of Credit Bank receives an amount equal to the sum it would have received had no such deductions been made, (B) the Partnership shall make such deductions and (C) the Partnership shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law. In addition, the Partnership agrees to pay any present or future stamp, recording or documentary taxes and any other excise or property taxes, charges or similar levies that arise from any payment made hereunder, under any LOC Loan Note or under any other Credit Document or from the execution, delivery, recording or otherwise with respect to this Agreement, any LOC Loan Note or any other Credit Document (hereinafter referred to as "Other Taxes").

                        (ii) The Partnership shall indemnify each Letter of Credit Bank and the L/C Facility Agent for the full amount of Taxes and Other Taxes paid by any Letter of Credit Bank or the L/C Facility Agent, or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Each Letter of Credit Bank and the L/C Facility Agent agrees to give written notice to the Partnership of the assertion of any claim against such Person relating to such Taxes or Other Taxes as promptly as is practicable after being notified of such assertion; provided that any failure to notify the Partnership promptly of such assertion shall not relieve the Partnership of its obligation under this clause (d). Payments by the Partnership pursuant to this indemnification shall be made within thirty (30) days from the date such Letter of Credit Bank or the L/C Facility Agent makes written demand therefor (in the case of such Letter of Credit Bank, submitted through the L/C Facility Agent), which demand shall be accompanied by a certificate describing in reasonable detail the basis thereof. Each Letter of Credit Bank and the L/C Facility Agent agrees to repay to the Partnership any refund (including that portion of any interest that was included as part of such refund with respect to Taxes or Other Taxes paid by the Partnership pursuant to this (d)) received by such Person for Taxes or Other Taxes that were paid by the Partnership pursuant to this clause
(d).

                        (iii) A certificate as to the amount of the claim prepared by the Letter of Credit Bank or the L/C Facility Agent, as the case may be, absent manifest error, shall be final, conclusive and binding for all purposes.

                        (iv) If the Partnership determines in good faith that there is a reasonable basis to contest a Tax or Other Tax, on the request of the Partnership and at the Partnership's expense, the L/C Facility Agent and/or any Letter of Credit Bank shall cooperate with efforts of the Partnership to contest the Govern mental Authority's imposition of, or the amount of, such Tax or Other Tax (it being understood and agreed that neither the L/C Facility Agent or such Letter of Credit Bank shall have any obligation to contest, or any responsibility for contesting, any such Tax or Other Tax), provided that (x) the Partnership delivers to the L/C Facility Agent or such Letter of Credit Bank an opinion of independent tax counsel selected by the Partnership and reasonably acceptable to the L/C Facility Agent or such Letter of Credit Bank to the effect that there is a reasonable possibility of success, (y) the L/C Facility Agent or such Letter of Credit Bank shall have received from the Partnership, in such form as the L/C Facility Agent or such Letter of Credit Bank shall reasonably deem satisfactory, indemnification and security for any and all actual or anticipated liability, loss, cost or expense arising out of or relating to such amount or the contest thereof, including, but not limited to, all legal and accountants' fees and expenses, penalties, interest and additions to tax, and
(z) if the contest shall be conducted in a manner requiring the payment of all or part of such amount, the Partnership shall have paid the amount required.

                        (v) Within thirty (30) days after the date of any payment of Taxes by the Partnership, the Partnership shall furnish to the L/C Facility Agent, at its address referred to in Section 8.1, the original or a certified copy of a receipt evidencing payment thereof. The Partnership shall compensate each Letter of Credit Bank and the L/C Facility Agent for all reasonable losses and expenses sustained by such Letter of Credit Bank as a result of any failure by the Partnership to so furnish such copy of such receipt.

                        (vi) The obligations of the Partnership under this clause (d) shall survive the termination of this Agreement and the repayment of the Reimbursement Obligations and the LOC Loans but shall not survive the expiration of the statute of limitations applicable to the collection of Taxes and Other Taxes contemplated hereby.

                  (e) Application of Payments. Except as otherwise set forth herein, payments made under this Agreement, the LOC Loan Notes or the other Credit Documents and other amounts received by the L/C Facility Agent and the Letter of Credit Banks under this Agreement, the LOC Loan Notes or the other Credit Documents shall (i) first be applied to any fees, costs, charges or expenses payable to the L/C Facility Agent or the other Letter of Credit Banks hereunder, under any LOC Loan Note or under the other Credit Documents, (ii) next be applied to any accrued but unpaid interest then due and owing, and (iii) then be applied to outstanding principal then due and owing or otherwise to be prepaid.

                  (f) Failure to Pay the L/C Facility Agent. Unless the L/C Facility Agent shall have received notice from the Partnership at least two (2) Banking Days prior to the date on which any payment is due to the Letter of Credit Banks hereunder that the Partnership will not make such payment in full, the L/C Facility Agent may assume that the Partnership has made such payment in full to the L/C Facility Agent on such date and the L/C Facility Agent may, in reliance upon such assumption, cause to be distributed to each Letter of Credit Bank on such due date an amount equal to the amount then due to such Letter of Credit Bank. If and to the extent the Partnership shall not have so made such payment in full to the L/C Facility Agent, such Letter of Credit Bank shall repay to the L/C Facility Agent forthwith upon demand such amount distributed to such Letter of Credit Bank, together with interest thereon, for each day from the date such amount is distributed to such Letter of Credit Bank until the date such Letter of Credit Bank repays such amount to the L/C Facility Agent, at the Federal Funds Rate for the first five (5) days after such date, and subsequent thereto at the Base Rate. A certificate of the L/C Facility Agent submitted to any Letter of Credit Bank with respect to any amounts owing by such Letter of Credit Bank under this clause (f) shall be conclusive in the absence of manifest error.

                  (g) Withholding Exemption Certificates. (i) The L/C Facility Agent on the Closing Date and each Letter of Credit Bank upon becoming a Letter of Credit Bank hereunder including any entity to which any Letter of Credit Bank grants a participation, or otherwise transfers its interest in this Agreement, agree that they will deliver to the Partnership and the L/C Facility Agent (and the L/C Facility Agent agrees that it will deliver to the Partnership) either
(i) a statement that it is incorporated under the laws of the United States of America or a state thereof or (ii) if it is not so incorporated, a letter in the form of Exhibit I-1 or Exhibit I-2, as appropriate, and two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Letter of Credit Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Letter of Credit Bank which delivers to the Partnership and the L/C Facility Agent a Form 1001 or 4224 pursuant to the preceding sentence further undertakes to deliver to the Partnership and the L/C Facility Agent further copies of the said letter and Form 1001 or 4224, or successor applicable forms, or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or within a reasonable time after gaining knowledge of the occurrence of any event requiring a change in the most recent letter and forms previously delivered by it to the Partnership, and such extensions or renewals thereof as may reasonably be requested by the Partnership, certifying in the case of a Form 1001 or 4224 that such Letter of Credit Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Letter of Credit Bank from duly completing and delivering any such letter or form with respect to it and such Letter of Credit Bank advises the Partnership that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of Form W-8 or W-9, establishing an exemption from United States backup withholding tax. The Partnership shall not be obligated, however, to pay any additional amounts in respect of United States Federal income tax pursuant to Section 2.4(d) (or make an indemnification payment pursuant to Section 2.4(d)) to any Letter of Credit Bank (including any entity to which any Letter of Credit Bank sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement) if the obligation to pay such additional amounts (or such indemnification) would not have arisen but for a failure of such Letter of Credit Bank to comply with its obligations under this clause (g).

                        (ii) In addition, if (A) any Letter of Credit Bank has previously delivered to the Partnership and the L/C Facility Agent a Form 4224 or successor applicable form and (B) by virtue of any action taken or not taken voluntarily by such Letter of Credit Bank, such Letter of Credit Bank is not lawfully entitled to deliver a subsequent Form 4224 or applicable successor form solely as a result of the such Letter of Credit Bank's failure to be engaged in the active conduct or a trade or business in the United States or a determination that all amounts to be paid to the such Letter of Credit Bank hereunder are not effectively connected to such trade or business, the Partnership shall be under no obligation to compensate such Letter of Credit Bank with respect to any Tax required to be paid or withheld under United States federal income tax law that would not have been required to be paid or withheld had such Letter of Credit Bank so delivered such Form 4224 or applicable successor form.

            Section 2.5 Pro Rata Treatment. (a) Borrowings, Letter of Credit Commitment Reductions, Etc. Except as otherwise provided herein, (i) each drawing and each reduction of any Letter of Credit Commitment shall be made or allocated pro rata among the Letter of Credit Banks in accordance with their respective Pro Rata Shares of such drawing or Letter of Credit Commitment, (ii) each payment of any Reimbursement Obligation or interest thereon shall be made or shared pro rata among the Letter of Credit Banks in accordance with their respective Pro Rata Shares of such Reimbursement Obligation, (iii) each payment of principal of and interest on any LOC Loan shall be made or shared pro rata among the Letter of Credit Banks in accordance with their respective Pro Rata Shares of such LOC Loan, and (iv) each payment of the Letter of Credit Fee shall be shared pro rata among the Letter of Credit Banks in accordance with their respective Pro Rata Shares of such the Letter of Credit Fee.

                  (b) Sharing of Payments, Etc. If any Letter of Credit Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any Reimbursement Obligation or LOC Loan owed to it in excess of its ratable share of payments on account of such Reimbursement Obligation or LOC Loan obtained by all Letter of Credit Banks entitled to such payments, such Letter of Credit Bank shall forthwith purchase from the other Letter of Credit Banks such participation in such Reimbursement Obligation or LOC Loan, as the case may be, as shall be necessary to cause such purchasing Letter of Credit Bank to share the excess payment ratably with each of the other Letter of Credit Banks; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Letter of Credit Bank, such purchase from such Letter of Credit Bank shall be rescinded and each other Letter of Credit Bank shall repay to the purchasing Letter of Credit Bank the purchase price to the extent of such recovery together with an amount equal to such other Letter of Credit Bank's ratable share (according to the proportion of (i) the amount of such other Letter of Credit Bank's required repayment to (ii) the total amount so recovered from the purchasing Letter of Credit Bank) of any interest or other amount paid or payable by the purchasing Letter of Credit Bank in respect of the total amount so recovered. The Partnership agrees that any Letter of Credit Bank so purchasing a participation from another Letter of Credit Bank pursuant to this clause (b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Letter of Credit Bank were the direct creditor of the Partnership in the amount of such participation.

            Section 2.6 Change of Circumstances. (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR LOC Loans, (i) the L/C Facility Agent determines that the LIBOR Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market, or (ii) Letter of Credit Banks holding aggregate Pro Rata Shares of 33 1/3% or more shall advise the L/C Facility Agent that (A) the rates of interest for such LIBOR LOC Loans do not adequately and fairly reflect the cost to such Letter of Credit Banks of making or maintaining such LIBOR LOC Loans or (B) deposits in Dollars in the London interbank market are not available to such Letter of Credit Banks (as conclusively certified by each such Letter of Credit Bank in good faith in writing to the L/C Facility Agent and to the Partnership) in the ordinary course of business in sufficient amounts to make and/or maintain such LIBOR LOC Loans, the L/C Facility Agent shall immediately give notice of such condition to the Partnership and the Letter of Credit Banks. After the giving of any such notice and until the L/C Facility Agent shall otherwise notify the Partnership that the circumstances giving rise to such condition no longer exist, the Partnership's right to request the making of or conversion to, and the Letter of Credit Banks' obligations to make or convert to, LIBOR LOC Loans shall be suspended. Any LIBOR LOC Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such LIBOR LOC Loans into Base Rate LOC Loans unless such suspension has then ended.

                  (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment, or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Letter of Credit Bank or the Partnership with any request or directive (whether or not having the force of law) of any Governmental Authority (each a "Change of Law") shall make it unlawful or impossible for any Letter of Credit Bank to make or maintain any LIBOR LOC Loan, such Letter of Credit Bank shall immediately notify the L/C Facility Agent, which shall notify the other Letter of Credit Banks and the Partnership, of such Change of Law. Upon receipt of such notice, (i) the Partnership's right to request the making of or conversion to, and the Letter of Credit Banks' obligations to make or convert to, LIBOR LOC Loans shall be suspended for so long as such condition shall exist, and (ii) the Partnership shall, at the request of such Letter of Credit Bank, either (A) pursuant to
Section 2.2(g), convert any then outstanding LIBOR LOC Loans into Base Rate LOC Loans at the end of the current Interest Periods for such

LIBOR LOC Loans, or (B) immediately prepay pursuant to Section 2.2(h) or convert LIBOR LOC Loans of the affected Type into Base Rate LOC Loans if such Letter of Credit Bank shall notify the Partnership that such Letter of Credit Bank may not lawfully continue to fund and maintain such LIBOR LOC Loans. Any conversion or prepayment of LIBOR LOC Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR LOC Loans shall be deemed a prepayment thereof for purposes of Section 2.7.

                  (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                        (i) shall subject any Letter of Credit Bank to any tax, duty or other charge with respect to any Reimbursement Obligation, LOC Loan or Letter of Credit Commitment, or shall change the basis of taxation of payments by the Partnership to any Letter of Credit Bank on such Reimbursement Obligation or LOC Loan or with respect to any Letter of Credit Commitment (except for Taxes, Other Taxes or changes in the rate of taxation on the overall net income of any Letter of Credit Bank); or

                        (ii) shall impose, modify or hold applicable any reserve, special deposit or similar requirement (without duplication of any reserve requirement included within the applicable interest rate through the definition of "Reserve Requirement") against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by, any Letter of Credit Bank for any Reimbursement Obligation or LOC Loan; or

                        (iii) shall impose on any Letter of Credit Bank any other condition directly related to any Reimbursement Obligation, LOC Loan or Letter of Credit Commitment;

and the effect of any of the foregoing is to increase the cost to such Letter of Credit Bank of making, issuing, creating, renewing, participating in or maintaining any such Reimbursement Obligation, LOC Loan or Letter of Credit Commitment above the cost such Letter of Credit Bank would have incurred, or to reduce any amount receivable by such Letter of Credit Bank hereunder below the amount such Letter of Credit Bank would have received, but for that Letter of Credit Bank's Reimbursement Obligations, LOC Loans or Letter of Credit Commitment, then the Partnership shall from time to time, within thirty (30) days after written demand by such Letter of Credit Bank, pay to the L/C Facility Agent on behalf of such Letter of Credit Bank additional amounts sufficient to reimburse such Letter of Credit Bank for such increased costs or to compensate such Letter of Credit Bank for such reduced amounts. A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts and the basis for determination of such amount, submitted by such Letter of Credit Bank to the Partnership, shall, in the absence of manifest error, be conclusive and binding on the Partnership for all purposes.

                  (d) Capital Requirements. If any Letter of Credit Bank determines that (i) any Change of Law after the date of this Agreement increases the amount of capital required or expected to be maintained by such Letter of Credit Bank (or the Lending Office of such Letter of Credit Bank) or any Person controlling such Letter of Credit Bank above the cost such Letter of Credit Bank would have incurred (each a "Capital Adequacy Requirement"), and (ii) the amount of capital maintained by such Letter of Credit Bank or such Person which is attributable to or based upon Reimbursement Obligations, LOC Loans, Letter of Credit Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Letter of Credit Bank's or such Person's policies with respect to capital adequacy), the Partnership shall pay to the L/C Facility Agent on behalf of such Letter of Credit Bank or such Person, within thirty (30) days after notice by the L/C Facility Agent on behalf of such Letter of Credit Bank or such Person, such amounts as are necessary to compensate such Letter of Credit Bank or such Person for the increased costs to such Letter of Credit Bank or such Person of such increased capital. A certificate of such Letter of Credit Bank or such Person, setting forth in reasonable detail the computation of any such increased costs, delivered to the Partnership by the L/C Facility Agent on behalf of such Letter of Credit Bank or such Person, shall, in the absence of manifest error, be conclusive and binding on the Partnership for all purposes.

                  (e) Notice; Participating Letter of Credit Banks' Rights. Each Letter of Credit Bank will notify the Partnership of any event occurring after the date of this Agreement that will entitle such Letter of Credit Bank to compensation pursuant to this Section 2.6, as promptly as practicable and in no event later than ninety (90) days after the principal officer of such Letter of Credit Bank responsible for administering this Agreement obtains knowledge thereof; provided that any Letter of Credit Bank's failure to so notify the Partnership shall not relieve the Partnership of its obligation under this
Section 2.6 with respect to claims arising prior to the end of such period, but shall relieve the Partnership of its obligations under this Section 2.6 with respect to the time between the end of such period and such time as the Partnership receives notice from the indemnitee as provided herein. No Person purchasing from a Letter of Credit Bank a participation in any Letter of Credit Commitment (as opposed to an assignment) shall be entitled to any payment from or on behalf of the Partnership pursuant to Section 2.6(c) or Section 2.6(d) which would be in excess of the applicable proportionate amount (based on the portion of the Letter of Credit Commitment in which such Person is participating) which would then be payable to such Letter of Credit Bank if such Letter of Credit Bank had not sold a participation in that portion of such Letter of Credit Commitment.

            Section 2.7 Funding Losses. If the Partnership shall (a) repay or prepay any LIBOR LOC Loans on any day other than the last day of an Interest Period for such LIBOR LOC Loans (whether an optional prepayment or a mandatory prepayment), (b) fail to convert any LIBOR LOC Loans in accordance with a Notice of Conversion of LOC Loan Type delivered to the L/C Facility Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise, excepting an unexcused failure to fund by any Letter of Credit Bank), or (c) fail to make any prepayment in accordance with any notice of prepayment delivered to the L/C Facility Agent, then, in each such case, the Partnership shall, within fifteen (15) days after written demand by any Letter of Credit Bank, reimburse such Letter of Credit Bank for all costs and losses (excluding lost profits) incurred by such Letter of Credit Bank as a result of such repayment, prepayment or failure ("Liquidation Costs"). The Partnership understands that such costs and losses may include losses incurred by a Letter of Credit Bank as a result of funding and other contracts entered into by such Letter of Credit Bank to fund LIBOR LOC Loans or reallocating any costs incurred or allocated to fund such LIBOR LOC Loans. Each Letter of Credit Bank demanding payment under this Section 2.7 shall deliver to the Partnership, with a copy to the L/C Facility Agent, a certificate setting forth in reasonable detail the basis for the calculation of, and the amount of, costs and losses for which demand is made. Such a certificate so delivered to the Partnership shall, in the absence of manifest error, be conclusive and binding as to the amount of such loss.

            Section 2.8 Alternate Office; Minimization of Costs; Replacement of Letter of Credit Bank. (a) With respect to each Letter of Credit Bank, upon an officer of such Letter of Credit Bank with responsibility for administering the Letter of Credit Bank's Letter of Credit Commitment and LOC Loans obtaining actual knowledge of the Letter of Credit Bank's right to compensation under
Section 2.4(d), 2.6(c) or 2.6(d) or the Letter of Credit Bank's inability to make available LIBOR LOC Loans as described in Section 2.6(b), such Letter of Credit Bank will notify the Partnership and the L/C Facility Agent as promptly as practicable of such Letter of Credit Bank's right to such compensation or such inability to make available LIBOR LOC Loans. To the extent reasonably possible, each Letter of Credit Bank shall designate an alternative Lending Office with respect to its LIBOR LOC Loans and otherwise take any reasonable actions to reduce any liability of the Partnership to any Letter of Credit Bank under Section 2.4(d), 2.6(c) or 2.6(d), or to avoid the unavailability of LIBOR LOC Loans under Section 2.6(b) so long as such Letter of Credit Bank, in its sole discretion, does not determine that such designation is materially disadvantageous to such Letter of Credit Bank.

                  (b) If and on each occasion that a Letter of Credit Bank either makes a demand for compensation pursuant to Section 2.4(d), 2.6(c) or 2.6(d) or is unable for a period of six consecutive months to fund LIBOR LOC Loans pursuant to Section 2.6(b) or such Letter of Credit Bank wrongfully fails to fund a LOC Loan (it being agreed that such Letter of Credit Bank shall not be entitled to compensation pursuant to Section 2.4(d), 2.6(c) or 2.6(d) with respect to any portion of a LOC Loan it has wrongfully failed to fund), the Partnership may, upon at least five (5) Banking Days prior irrevocable written notice to such Letter of Credit Bank and the L/C Facility Agent, in whole permanently replace the Letter of Credit Commitment of such Letter of Credit Bank; provided that the Partnership shall replace such Letter of Credit Commitment with the Letter of Credit Commitment of a financial institution reasonably satisfactory to the L/C Facility Agent. Such replacement Letter of Credit Bank shall upon the effective date of replacement purchase the Reimbursement Obligations and LOC Loans owed to such replaced Letter of Credit Bank for the aggregate amount thereof and shall thereupon for all purposes become a "Letter of Credit Bank" hereunder. Such notice from the Partnership shall specify an effective date for the replacement of such Letter of Credit Bank's Letter of Credit Commitment, which date shall not be later than the 30th day after the day such notice is given. Except to the extent a Letter of Credit Bank has wrongfully failed to fund any part of an LOC Loan, on the effective date of any replacement of such Letter of Credit Bank's Letter of Credit Commitment pursuant to this clause (b), the Partner ship shall pay to the L/C Facility Agent for the account of such Letter of Credit Bank (i) any fees due to such Letter of Credit Bank to the date of such replacement, (ii) accrued interest on the principal amount of outstanding Reimbursement Obligations and LOC Loans held by such Letter of Credit Bank to the date of such replacement, and (iii) the amount or amounts requested by such Letter of Credit Bank pursuant to each of Section 2.4(d), 2.6(c) and 2.6(d), as applicable. The Partnership will remain liable to such replaced Letter of Credit Bank for any Liquidation Costs that such Letter of Credit Bank may sustain or incur as a consequence of repayment of such Letter of Credit Bank's LOC

Loans (unless such Letter of Credit Bank has defaulted on its obligation to fund an LOC Loan hereunder). Upon the effective date of repayment of any Letter of Credit Bank's LOC Loans and termination of such Letter of Credit Bank's Letter of Credit Commitment pursuant to this clause (b), such Letter of Credit Bank shall cease to be a Letter of Credit Bank hereunder. No such termination of any such Letter of Credit Bank's Letter of Credit Commitment and the purchase of such Letter of Credit Bank's Reimbursement Obligations and LOC Loans pursuant to this clause (b) shall affect (x) any liability or obligation of the Partnership or any other Letter of Credit Bank to such terminated Letter of Credit Bank which accrued on or prior to the date of such termination or (y) such terminated Letter of Credit Bank's rights hereunder in respect of any such liability or obligation.

                  (c) Any Letter of Credit Bank may designate a Lending Office other than that set forth on Schedule I and may assign all of its interests under this Agreement, its LOC Loan Note and the other Credit Documents to such Lending Office; provided that such designation and assignment do not at the time of such designation and assignment increase the reasonably foreseeable liability of the Partnership under Section 2.4(d), 2.6(c), or 2.6(d) or make an Interest Rate option unavailable pursuant to Section 2.6(b).

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

            In addition to the satisfaction of all other conditions precedent set forth herein, the obligation of the Letter of Credit Issuer to issue any Letter of Credit is subject to the satisfaction (or waiver by the L/C Facility Agent in accordance with the terms of this Agreement) on the date such Letter of Credit is to be issued of the conditions precedent set forth in Sections 3.2 and
3.3 of the Common Agreement, which conditions precedent are incorporated herein by reference as if set forth in full herein, and all of which shall be satisfactory to each Letter of Credit Bank.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

            The Partnership hereby repeats for the benefit of the L/C Facility Agent and the Letter of Credit Banks, as of the Closing Date and, subject to
Section 3.2(l) of the Common Agreement, as of the date on which a Letter of Credit is issued or an LOC Loan is made, each of the representations and warranties of the Partner ship set forth in Section

4.1 of the Common Agreement, which representations and warranties are incorporated herein by reference as if set forth in full herein and which will survive the execution and delivery of this Agreement, the issuance of each Letter of Credit and the incurrence of each Reimbursement Obligation and each LOC Loan.

                                    ARTICLE 5
                                    COVENANTS

            Until all Reimbursement Obligations, LOC Loans and other amounts due hereunder shall have been indefeasibly paid in full in cash or cash equivalents and all of the Letter of Credit Commitments shall have been terminated, the Partner ship shall perform and observe for the benefit of the L/C Facility Agent and the Letter of Credit Banks each of its covenants set forth in Section 5.1 and Section 6.1 of the Common Agreement, which covenants are incorporated herein by reference as if set forth in full herein.

                                    ARTICLE 6
                           EVENTS OF DEFAULT; REMEDIES

            Section 6.1 Events of Default. Each of the Events of Default described in Section 8.1 of the Common Agreement, which Events of Default are incorporated herein by reference as if set forth in full herein, shall constitute an "Event of Default" hereunder.

            Section 6.2 Remedies. (a) Upon the occurrence of an Event of Default under Section 8.1(d) of the Common Agreement, the Letter of Credit Commitments shall automatically and immediately terminate and all principal, interest and other amounts due on or with respect to outstanding Reimbursement Obligations and LOC Loans shall become immediately due and payable without any giving of notice or taking of other action by any Person. Upon the occurrence and during the continuance of any Event of Default (other than an Event of Default under Section 8.1(d) of the Common Agreement), the L/C Facility Bank shall at the request, or may with the consent, of the Required Letter of Credit Banks, by written notice to the Partnership, declare the Letter of Credit Commitments terminated and all principal, interest and other amounts due on or with respect to outstanding Reimbursement Obligations and LOC Loans due and payable, whereupon the Letter of Credit Commitments shall immediately terminate and all principal, interest and other amounts due on or with respect to outstanding Reimbursement Obligations and LOC Loans shall become immediately due and payable.

                  (b) Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, in addition to the remedies set forth in clause (a) of this Section 6.2, the L/C Facility Agent and the Letter of Credit Banks shall be entitled to exercise all of the remedies set forth in Section 8.2 of the Common Agreement, which remedies are incorporated herein by reference as if set forth in full herein.

                                    ARTICLE 7
                        L/C FACILITY AGENT; SUBSTITUTION

            Section 7.1 Appointment, Powers and Immunities. (a) Each Letter of Credit Bank hereby appoints and authorizes the L/C Facility Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to the L/C Facility Agent by the terms of this Agreement, the L/C Facility Documents and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The L/C Facility Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the L/C Facility Documents or any other Credit Document, or be a trustee for any Letter of Credit Bank. Notwithstanding anything to the contrary contained herein, the L/C Facility Agent shall not be required to take any action which is contrary to this Agreement, the L/C Facility Documents or any other Credit Document or any Legal Requirement or exposes the L/C Facility Agent to any liability. Each of the L/C Facility Agent, the Letter of Credit Banks and any of their respective Affiliates shall not be responsible to any other Letter of Credit Bank for any recitals, statements, representations or warranties made by the Partnership, its Affiliates or the Partners contained in this Agreement or in any certificate or other document referred to or provided for in, or received by the L/C Facility Agent or any Letter of Credit Bank under, this Agreement, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the LOC Loan Notes or any other document referred to or provided for herein or for any failure by the Partnership, its Affiliates, its Partners or the Sponsors to perform their respective obligations hereunder or thereunder. The L/C Facility Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

                  (b) The L/C Facility Agent and its respective directors, officers, employees or agents shall not be responsible for any action taken or omitted to be taken by it or them hereunder, under any L/C Facility Document or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the L/C Facility Agent (i) may treat the payee of any Note as the holder thereof until the L/C Facility Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the L/C Facility Agent; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by them in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Letter of Credit Bank for any statements, warranties or representations made in or in connection with any Project Document or Credit Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Operative Document on the part of any party thereto or to inspect the property (including the books and records) of the Partnership or any other Person; and
(v) shall not be responsible to any Letter of Credit Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Document or any other instrument or document furnished pursuant hereto. Except as otherwise provided under this Agreement, the L/C Facility Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Letter of Credit Banks.

            Section 7.2 Reliance. The L/C Facility Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telecopy or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the L/C Facility Agent. As to any other matters not expressly provided for by this Agreement, the L/C Facility Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Letter of Credit Banks (except that the L/C Facility Agent shall not be required to take any action which exposes the L/C Facility Agent to personal liability or which is contrary to this Agreement, any other L/C Facility Document, any other Credit Document or any Legal Requirement) and shall in all cases be fully protected in acting, or in refraining from acting, hereunder, under any other L/C Facility Document or under any other Credit Document in accordance with the instructions of the Required Letter of Credit Banks and such instructions of the Required Letter of Credit Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Letter of Credit Banks.

            Section 7.3 Non-Reliance. Each Letter of Credit Bank represents that it has, independently and without reliance on the L/C Facility Agent or any other Letter of Credit Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Partnership and its decision to enter into this Agreement and agrees that it will, independently and without reliance upon the L/C Facility Agent or any other Letter of Credit Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. The L/C Facility Agent and the Letter of Credit Banks shall not be required to keep informed as to the performance or observance by the Partnership, its Affiliates, its Partners or the Sponsors under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, the Partnership, its Affiliates, its Partners or the Sponsors.

            Section 7.4 Defaults. The L/C Facility Agent shall not be deemed to have knowledge or notice of the occurrence of any Inchoate Default or Event of Default unless the L/C Facility Agent has received a written notice from a Letter of Credit Bank or the Partnership referring to this Agreement, describing such Inchoate Default or Event of Default and indicating that such notice is a notice of default. If the L/C Facility Agent receives such a notice of the occurrence of an Inchoate Default or Event of Default, the L/C Facility Agent shall give notice thereof to the Letter of Credit Banks. The L/C Facility Agent shall take such action with respect to such Inchoate Default or Event of Default as is provided in Article 6 or if not provided for in Article 6, as the L/C Facility Agent shall be reasonably directed by the Required Letter of Credit Banks; provided, however, that unless and until the L/C Facility Agent shall have received such directions, the L/C Facility Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Inchoate Default or Event of Default as it shall deem advisable in the best interest of the Letter of Credit Banks (except that the L/C Facility Agent shall only exercise remedies in a manner consistent with Article 6).

            Section 7.5 Indemnification. Without limiting the obligations of the Partnership hereunder, each Letter of Credit Bank agrees to indemnify the L/C Facility Agent ratably in accordance with its respective Pro Rata Share for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the L/C Facility Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Letter of Credit Bank shall be liable for any of the foregoing to the extent they arise from the L/C Facility Agent's gross negligence, bad faith or willful misconduct. The L/C Facility Agent shall be fully justified in refusing to take or to continue to take any action unless it shall first be indemnified to its satisfaction by the Letter of Credit Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limitation of the foregoing, each Letter of Credit Bank agrees to reimburse the L/C Facility Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the L/C Facility Agent in connection with the preparation, execution, administration or enforcement of, or legal advice in respect of rights or responsibilities under, the Operative Documents, to the extent that the L/C Facility Agent is not reimbursed for such expenses by the Partnership.

            Section 7.6 Successor L/C Facility Agent. The L/C Facility Agent acknowledges that its current intention is to remain the L/C Facility Agent hereunder. Nevertheless, the L/C Facility Agent may resign at any time by giving sixty (60) days written notice thereof to the Letter of Credit Banks and the Partnership. The L/C Facility Agent may be removed involuntarily only for a material breach of its duties and obligations hereunder or under the other Credit Documents or for gross negligence, bad faith or willful misconduct in connection with the performance of its duties hereunder or under the other Credit Documents and then only upon the affirmative vote of the Required Letter of Credit Banks (excluding the L/C Facility Agent from such vote and the L/C Facility Agent's Pro Rata Share from the amounts used to determine the required Pro Rata Shares of the remaining Letter of Credit Banks). Upon any such resignation or removal, the Required Letter of Credit Banks shall have the right, with the consent of the Partnership (such consent not to be unreasonably withheld or delayed) to appoint a successor the L/C Facility Agent. If no successor the L/C Facility Agent shall have been so appointed by the Required Letter of Credit Banks, and shall have accepted such appointment, within thirty
(30) days after the retiring the L/C Facility Agent's giving of notice of resignation or the Letter of Credit Banks' removal of the retiring the L/C Facility Agent, the retiring the L/C Facility Agent may, on behalf of the Letter of Credit Banks, appoint a successor the L/C Facility Agent which shall be a Letter of Credit Bank, if any Letter of Credit Bank shall be willing to serve, and otherwise shall be a commercial Letter of Credit Bank having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as L/C Facility Agent under the Operative Documents by a successor L/C Facility Agent, such successor L/C Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring L/C Facility Agent, and the retiring L/C Facility Agent shall be discharged from its duties and obligations as L/C Facility Agent only under the Credit Documents. After any retiring L/C Facility Agent's resignation or removal hereunder as L/C Facility Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the L/C Facility Agent under the Operative Documents.

            Section 7.7 Authorization. The L/C Facility Agent is hereby authorized by the Letter of Credit Banks to execute, deliver and perform each of the Credit Documents to which the L/C Facility Agent is or is intended to be a party and each Letter of Credit Bank agrees to be bound by all of the agreements of the L/C Facility Agent contained in the Credit Documents. The L/C Facility Agent is further authorized by the Letter of Credit Banks to release liens on property that the Partnership is permitted to sell or transfer pursuant to the terms of this Agreement, the other Credit Documents and the Operative Documents, and to enter into agreements supplemental hereto for the purpose of curing any formal defect, inconsistency, omission or ambiguity in this Agreement or any Credit Document to which it is a party.

            Section 7.8 L/C Facility Agent as Lender. With respect to its Letter of Credit Commitment, the LOC Loans made by it and any LOC Loan Note issued to it, the L/C Facility Agent shall have the same rights and powers under the Operative Documents as any other Letter of Credit Bank and may exercise the same as though it were not the L/C Facility Agent (except respecting voting as provided in Section 7.16). The term "Letter of Credit Bank" or "Letter of Credit Banks" shall, unless otherwise expressly indicated, include the L/C Facility Agent in its individual capacity. The L/C Facility Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with the Partnership or any other Person without any duty to account therefor to the Letter of Credit Banks.

            Section 7.9 Amendments: Waivers. Subject to the provisions of the Intercreditor Agreement and of this Section 7.9, unless otherwise specified in this Agreement, any L/C Facility Document or another Credit Document, the Required Letter of Credit Banks (or the L/C Facility Agent with the consent in writing of the Required Letter of Credit Banks) and the Partnership may enter into agreements supplemental hereto for the purpose of adding, modifying or waiving any provisions to or of the Credit Documents or changing in any manner the rights of the Letter of Credit Banks or the Partnership hereunder or waiving any Inchoate Default or Event of Default; provided, however, that no such supplemental agreement shall, without the consent of all of the Letter of Credit Banks:

                  (a) extend the maturity of any Reimbursement Obligation, any LOC Loan or any LOC Loan Note or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest due on any Reimbursement Obligation, any LOC Loan or any LOC Loan Note; or

                  (b) extend the LOC Loan Maturity Date; or

                  (c) modify Section 2.2(c), 2.5, 2.6, 2.7, 7.1, 7.13, 7.14,
      7.15 or 7.16; or

                  (d) reduce the amount or extend the payment date for any amount due under Article 2; or

                  (e) increase the amount of the Letter of Credit Commitment of any Letter of Credit Bank hereunder; or

                  (f) reduce or change the time of payment or amount of any fee due and payable hereunder; or

                  (g) reduce or change the percentages specified in the definition of Required Letter of Credit Banks; or

                  (h) permit the Partnership to assign its rights under this Agreement or any Senior Collateral Document; or

                  (i)  amend this Section 7.9; or

                  (j) release any Senior Collateral from the Lien of any of the Senior Collateral Documents or allow release of any funds from any Account otherwise than in accordance with the terms of the Senior Collateral Documents and the other Credit Documents.

and provided, further, however, that no amendment of any provision of this Agreement relating to the L/C Facility Agent shall be effective without the written consent of the L/C Facility Agent.

            Section 7.10 Withholding Tax. (a) The L/C Facility Agent may withhold from any interest payment to any Letter of Credit Bank an amount equivalent to any applicable withholding tax. If the forms or other documentation required by Section 2.4 are not delivered to the L/C Facility Agent, then the L/C Facility Agent may withhold from any interest payment to any Letter of Credit Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (b) If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the L/C Facility Agent did not properly withhold tax from amounts paid to or for the account of any Letter of Credit Bank (because the appropriate form was not delivered, was not properly executed or because such Letter of Credit Bank failed to notify the L/C Facility Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Letter of Credit Bank shall indemnify the L/C Facility Agent fully for all amounts paid, directly or indirectly, by the L/C Facility Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.

                  (c) If any Letter of Credit Bank sells, assigns, grants participations in or otherwise transfers its rights under this Agreement, the purchaser, assignee, participant or transferee, as applicable, shall comply and be bound by the terms of Sections 2.4(g), 7.10(a) and 7.10(b) as though it were such Letter of Credit Bank.

            Section 7.11 General Provisions as to Payments. The L/C Facility Agent shall promptly distribute to each Letter of Credit Bank, subject to the terms of the assignment and assumption agreement between the L/C Facility Agent and such Letter of Credit Bank, its pro rata share of each payment of principal and interest payable to the Letter of Credit Banks on the Reimbursement Obligations and the LOC Loans and of fees hereunder received by the L/C Facility Agent for the account of the Letter of Credit Banks and of any other amounts owing on the Reimbursement Obligations or the LOC Loans. The payments made for the account of each Letter of Credit Bank shall be made, and distributed to it, for the account of (i) its domestic lending office in the case of payments of principal of, and interest on, its Base Rate LOC Loans, (ii) its domestic or foreign lending office, as each Letter of Credit Bank may designate in writing to the L/C Facility Agent, in the case of its LIBOR LOC Loans, and (iii) its domestic lending office, or such other lending office as it may designate for the purpose from time to time, in the case of payments of fees and other amounts payable hereunder. The Letter of Credit Banks shall have the right to alter designated domestic lending offices upon written notice to the L/C Facility Agent and the Partnership.

            Section 7.12 Substitution of Letter of Credit Bank. Should any Letter of Credit Bank fail to make an LOC Loan in violation of its obligations under this Agreement (a "Non-Advancing Letter of Credit Bank"), the L/C Facility Agent shall (a) in its sole discretion fund the LOC Loan on behalf of the Non-Advancing Letter of Credit Bank or (b) cooperate with the Partnership or any other Letter of Credit Bank to find another Person that shall be acceptable to the L/C Facility Agent and that shall be willing to assume the Non-Advancing Letter of Credit Bank's obligations under this Agreement (including the obligation to make the LOC Loan which the Non-Advancing Letter of Credit Bank failed to make but without assuming any liability for damages for failing to have made such LOC Loan or any previously required LOC Loan). Subject to the provisions of the next following sentence and complying with Section 2.4(g), such Person shall be substituted for the Non-Advancing Letter of Credit Bank hereunder upon execution and delivery to the L/C Facility Agent of an agreement acceptable to the L/C Facility Agent by such Person assuming the Non-Advancing Letter of Credit Banks's obligations under this Agreement (which shall also amend Schedule I to reflect such substitution), and all interest and fees which would otherwise have been payable to the Non-Advancing Letter of Credit Bank shall thereafter be payable to such Person. Prior to any such substitution, the Non-Advancing Letter of Credit Bank's Pro Rata Share shall be commensurately reduced (and the Pro Rata Share of any Letter of Credit Bank which funded such amount shall be commensurately increased) until such failure to fund is cured, notwithstanding that the calculation of Pro Rata Shares would otherwise be based solely upon Letter of Credit Commitments rather than funded amounts. Nothing in (and no action taken pursuant to) this Section 7.12 shall relieve the Non-Advancing Letter of Credit Bank from any liability it might have to the Partnership or to the other Letter of Credit Banks (including to reimburse the L/C Facility Agent for any funding by the L/C Facility Agent pursuant to clause
(a)) as a result of its failure to make any LOC Loan.

            Section 7.13 Participation. Nothing herein provided shall prevent any Letter of Credit Bank from selling a participation in its Letter of Credit Commitment (including any Reimbursement Obligations and LOC Loans funded thereunder) in an aggregate amount of at least $1,000,000 with respect to any participant; provided that (a) no such sale of a participation shall alter such Letter of Credit Bank's or the Partnership's obligations hereunder, (b) the Partnership shall have no liability for any costs or expenses associated with such sale and
(c) any agreement pursuant to which any Letter of Credit Bank may grant a participation in its rights with respect to its Letter of Credit Commitment shall provide that, with respect to such Letter of Credit Commitment, subject to the following proviso, such Letter of Credit Bank shall retain the sole right and responsibility to exercise the rights of such Letter of Credit Bank and enforce the obligations of the Partnership relating to such Letter of Credit Commitment, including the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document and the right to take action to have the LOC Loan Notes declared due and payable pursuant to
Article 6; provided, however, that such agreement may provide that the participant may have rights to approve or disapprove decreases in interest rates or fees, lengthening of maturity of any Reimbursement Obligations or LOC Loans, or release of any material Senior Collateral. No recipient of a participation in any Letter of Credit Commitment, Reimbursement Obligations or LOC Loans of any Letter of Credit Bank shall have any rights under this Agreement or any other Credit Document or shall be entitled to any reimbursement for increased costs or reserve requirements under Section 2.6 or any other indemnity or payment rights against the Partnership (but shall be permitted to receive from the Letter of Credit Bank granting such participation a proportionate amount which would have been payable to the Letter of Credit Bank from whom such Person acquired its participation). Any Letter of Credit Bank selling a participation in its Letter of Credit Commitment, Reimbursement Obligations and/or LOC Loans shall provide concurrent notice to the Partnership identifying the participant and confirming that the participation interest being sold is in compliance with this Section
7.13. Notwithstanding the foregoing, no Letter of Credit Bank shall have any liability, to the Partnership or otherwise, for failing to provide the notice to the Partnership required by the preceding sentence.

            Section 7.14 Transfer of Letter of Credit Commitment. Notwithstanding anything else herein to the contrary, any Letter of Credit Bank, after receiving the L/C Facility Agent's prior written consent and paying to the L/C Facility Agent a $5,000 transfer fee for each transfer, and after reasonable notice to and consultation with the Partnership, may from time to time, at its option, sell, assign, transfer, negotiate or otherwise dispose of a portion of its Letter of Credit Commitment (including the Letter of Credit Bank's interest in this Agreement and the other Credit Documents) to any Letter of Credit Bank or other lending institution which in such assigning Letter of Credit Bank's judgment is reasonably capable of performing the obligations of a Letter of Credit Bank hereunder and reasonably experienced in project financing; provided, however, that no Letter of Credit Bank (including any assignee of any Letter of Credit
Bank) may assign any portion of its Letter of Credit Commitment (including Reimbursement Obligations and LOC Loans) of less than $1,000,000 (unless to another Letter of Credit Bank) or which leaves the assigning Letter of Credit Bank with a Letter of Credit Commitment of less than $1,000,000 after giving effect to such assignment and all previous assignments (except that a Letter of Credit Bank may be left with no Letter of Credit Commitment, Reimbursement Obligations and LOC Loans if it assigns its entire Letter of Credit Commitment, Reimbursement Obligations and LOC Loans). In the event of any such assignment,
(a) the assigning Letter of Credit Bank's Pro Rata Share shall be reduced by the amount of the Pro Rata Share assigned to the new lender, (b) the parties to such assignment shall execute and deliver an appropriate agreement evidencing such sale, assignment, transfer or other disposition (which shall also amend Schedule I to reflect such assignment, transfer or other disposition), and (c) at the assigning Letter of Credit Bank's option, the Partnership shall execute and deliver to such new lender a new LOC Loan Note in the form attached hereto as Exhibit E in a principal amount equal to such new lender's Letter of Credit Commitment, and the Partnership shall execute and exchange with the assigning Letter of Credit Bank a replacement note for any LOC Loan Note in an amount equal to the Letter of Credit Commitment retained by the Letter of Credit Bank, if any. Thereafter, such new lender shall be deemed to be a Letter of Credit Bank and shall have all of the rights and duties of a Letter of Credit Bank (except as otherwise provided in this Article 7), in accordance with its Pro Rata Share, under each of the Credit Documents. Without derogation from the Partnership's obligations under Section 8.12, the Partnership shall have no liability for out of pocket costs and expenses arising from a transfer pursuant to this Section 7.14.

            Section 7.15 Assignability to Federal Reserve Lender. Notwithstanding any other provision contained in this Agreement or any other Credit Document to the contrary, any Letter of Credit Bank may assign all or any portion of the Reimbursement Obligations, LOC Loans or LOC Loan Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Reimbursement Obligations, LOC Loans or LOC Loan Notes made by the Partnership to or for the account of the assigning and/or pledging Letter of Credit Bank in accordance with the terms of this Agreement shall satisfy the Partnership's obligations hereunder in respect to such assigned Reimbursement Obligations, LOC Loans or Notes to the extent of such payment. No such assignment shall release the assigning Letter of Credit Bank from its obligations hereunder.

            Section 7.16 Voting. (a) In each instance that the L/C Facility Agent is required to cast a vote with respect to any consent, waiver, approval or direction in accordance with Article 4 of the Intercreditor Agreement or the Letter of Credit Banks are required to vote, a vote shall be taken among the Letter of Credit Banks in the timeframe specified by the L/C Facility Agent (which shall be at least five (5) Banking Days prior to the expiration of the timeframe specified in the Common Agreement or in the notice provided by the Intercreditor Agent to the L/C Facility Agent pursuant to Article 4 of the Intercreditor Agreement). The number of votes allocated to each Letter of Credit Bank will be calculated based on its Pro Rata Share.

                  (b) Subject to the provisions of the Intercreditor Agreement, the number of votes required for the L/C Facility Agent to approve, waive, consent to or provide direction shall be as follows:

                         (i) Any amendments, consents or waivers to this Agreement (except those specified in Section 7.9 of this Agreement) shall require the approval of the Required Letter of Credit Banks;

                         (ii) All amendments, consents or waivers set forth in
      Section 7.9 of this Agreement shall require the approval of all Letter of Credit Banks; and

                         (iii) Any other consent, waiver of other decision of the L/C Facility Agent put to a vote of the Letter of Credit Banks and not provided for therein or in the Intercreditor Agreement shall require the approval of the Required Letter of Credit Banks.

                  (c) In calculating the percentage of Letter of Credit Banks consenting to, approving, waiving or providing direction, the number of votes cast in favor of such decision shall be divided by the total number of votes cast with respect to such decision. In the event any Letter of Credit Bank does not cast its votes within the timeframe specified by the L/C Facility Agent pursuant to Section 7.16(a), such Letter of Credit Bank shall be deemed to have waived its right to consent, approve, waive or provide direction with respect to the subject issue. Such Letter of Credit Bank hereby waives any and all rights it may have to object to or seek relief against the decision of the Letter of Credit Banks voting with respect to such issue and agrees to be bound by such decision.

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

            Section 8.1 Notices. Unless otherwise specifically herein provided, all notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall become effective if given in accordance with the provisions of Section 12.1 of the Common Agreement. The address for notices for each Letter of Credit Bank shall be as set forth opposite such Letter of Credit Bank's name on Schedule I hereto.

            Section 8.2 Right to Set-Off. Regardless of the adequacy of any other collateral, the L/C Facility Agent may at any time after the occurrence and during the continuance of any Event of Default execute or realize on the Letter of Credit Banks' security interest in any deposits or other sums at any time credited or due from the Letter of Credit Banks and any Project Revenues, securities or other property of the Partnership in the possession of the L/C Facility Agent, and may apply any such sums, securities or other property to or set them off against the Partnership's obligations to the Letter of Credit Banks under the LOC Loan Notes and this Agreement.

            Section 8.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Partnership, the L/C Facility Agent and the Letter of Credit Banks and their respective successors, transferees and assigns, except that the Partnership may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Required Letter of Credit Banks. No Letter of Credit Bank may participate, assign or sell any of its Letter of Credit Commitment, Reimbursement Obligations or LOC Loans, except as required by operation of law, in connection with the merger, consolidation or dissolution of such Letter of Credit Bank or as provided in Article 7.

            Section 8.4 Survival. All agreements, statements, representations and warranties made by the Partnership herein or in any certificate or other instrument delivered by the Partnership or on its behalf under this Agreement shall be considered to have been relied upon by the L/C Facility Agent and the Letter of Credit Banks and shall survive the execution and delivery of this Agreement regardless of any investigation made by the L/C Facility Agent or any Letter of Credit Bank or made on their behalf.

            Section 8.5 No Waiver; Remedies Cumulative. No failure or delay on the part of the L/C Facility Agent or the Letter of Credit Banks in exercising any right, power or privilege hereunder and no course of dealing between the Partnership and the L/C Facility Agent or any Letter of Credit Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the L/C Facility Agent or the Letter of Credit Banks would otherwise have.

            Section 8.6 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            Section 8.7 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any jurisdiction, shall not in any way be affected or impaired thereby.

            Section 8.8 Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the L/C Facility Agent or any Letter of Credit Bank hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by the L/C Facility Agent or such Letter of Credit Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Partnership or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Partnership or any substantial part of the Partnership's assets, or upon the entry of an order by any court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

            Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            Section 8.10 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and practices consistent with those applied in the preparation of the financial statements submitted by the Partnership to the L/C Facility Agent, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles and practices.

            Section 8.11 Additional Financing. The parties hereto acknowledge that the Letter of Credit Banks have made no agreement or commitment to provide any financing except as set forth herein.

            Section 8.12 No Partnership. Etc. The Letter of Credit Banks and the Partnership intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement, the LOC Loan Notes or in any of the other Credit Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between the Letter of Credit Banks and the Partnership or any other Person. The Letter of Credit Banks shall not be in any way responsible or liable for the debts, losses, obligations or duties of the Partnership or any other Person with respect to the Project or otherwise. As between the Letter of Credit Banks and the Partnership, all obligations to pay real property or other taxes, assessments, insurance premiums, and all other fees and charges arising from the ownership, operation or occupancy of the Project and to perform all obligations and other agreements and contracts relating to the Project shall be the sole responsibility of the Partnership.

            Section 8.13 Deed of Trust/Collateral Documents. The Reimbursement Obligations, LOC Loans and other obligations of the Partnership hereunder are secured in part by the Deed of Trust encumbering certain properties in the State of Mississippi. Reference is hereby made to the Deed of Trust and the other Senior Collateral Documents for the provisions, among others, relating to the nature and extent of the security provided thereunder, the rights, duties and obligations of the Partnership and the rights of the L/C Facility Agent, the Collateral Agent and the Letter of Credit Banks with respect to such security.

            Section 8.14 Limitation on Liability. No claim shall be made by the Partnership, any Partner or any of their Affiliates against the Letter of Credit Banks or any of their Affiliates, directors, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Operative Documents or any act or omission or event occurring in connection therewith; and the Partnership hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

            Section 8.15 Knowledge and Attribution. References in this Agreement, the L/C Facility Documents and the other Credit Documents to the "knowledge" or "best knowledge" of the Partnership, and all like references, mean "knowledge" or "best knowledge" of a Responsible Officer of the Managing General Partner of the Partnership. References in this Agreement, the L/C Facility Documents and the other Credit Documents to facts and circumstances "known to" the Partnership, and all like references, mean facts or circumstances of which a Responsible Officer of the Managing General Partner of the Partnership has actual knowledge.

            Section 8.16 No Approval of Work. The making of any LOC Loan hereunder shall not be deemed an approval or acceptance by the L/C Facility Agent or the Letter of Credit Banks of any work, labor, supplies, materials or equipment furnished or supplied with respect to the Project.

            Section 8.17 Governing Law. This Agreement shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

            Section 8.18 Consent to Jurisdiction. Any legal action or proceeding by or against the Partnership with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, the Partnership accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to the appointment of CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive service of process in New York, New York. If for any reason such agent shall cease to be available to act as such, the Partnership agrees to appoint a new agent satisfactory to the L/C Facility Agent on the terms and for the purposes of this provision. Nothing herein shall affect the right to serve process in any other manner permitted by law or any right to bring legal action or proceedings in any other competent jurisdiction. The Partnership further agrees that the aforesaid courts of the State of New York and of the United States of America for the Southern District of New York shall have exclusive jurisdiction with respect to any claim or counterclaim of the Partnership based upon the assertion that the rate of interest charged by or under this Agreement or any other Credit Document is usurious. The Partnership hereby waives any right to stay or dismiss any action or proceeding under or in connection with the Project, this Agreement or any other Operative Document brought before the foregoing courts on the basis of forum non-conveniens or improper venue.

            Section 8.19 Waiver of Jury Trial. EACH OF THE PARTNERSHIP, THE L/C FACILITY AGENT AND EACH LETTER OF CREDIT BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE OTHER PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE L/C FACILITY AGENT AND THE LETTER OF CREDIT BANKS TO ENTER INTO THIS AGREEMENT.

            Section 8.20 Indemnities and Expenses. The obligation of the Partnership to pay the costs and expenses of, and to indemnify, defend and hold harmless, the L/C Facility Agent and the Letter of Credit Banks under and in connection with this Agreement shall be as provided in Section 5.1(j) and
Section 12.4 of the Common Agreement as in effect as of the date hereof. No amendment to such Section 5.1(j) or Section 12.4 or termination of the Common Agreement shall affect the provisions of this Section 8.20 unless such amendment or termination shall have been consented to by the parties to this Agreement in accordance with the provisions hereof and of the other Credit Documents.

            Section 8.21 Entire Agreement. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.

            Section 8.22 Third Party Beneficiaries. The agreement of the parties contained herein are solely for the benefit of the Partnership, the L/C Facility Agent and the Letter of Credit Banks, and no other Person (including any obligor, contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project) shall have any rights hereunder.

            Section 8.23 Scope of Liability. The provisions of Section 9.1 of the Common Agreement shall apply to this Agreement.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Letter of Credit and Reimbursement Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                         LSP ENERGY LIMITED PARTNERSHIP

                              By:   LSP Energy, Inc.,
                                    its general partner

                                    By:  /s/ Frank Hardenbergh
                                         ---------------------------------
                                         Name: Frank Hardenbergh
                                         Title: Senior Vice President


                         CREDIT SUISSE FIRST BOSTON,
                         in its capacity as the L/C Facility Agent

                              By:  /s/ Brian T. Caldwell
                                  ----------------------------------
                                    Name: Brian T. Caldwell
                                    Title: Associate

                              By:  /s/ Pilarcita V. Naval
                                  ----------------------------------
                                    Name: Pilarcita V. Naval
                                    Title: Associate


                         CREDIT SUISSE FIRST BOSTON,
                         in its capacity as the Letter of Credit Issuer

                              By:   /s/ Brian T. Caldwell
                                  ----------------------------------
                                    Name: Brian T. Caldwell
                                    Title: Associate

                              By:  /s/ Pilarcita V. Naval
                                  ----------------------------------
                                    Name: Pilarcita V. Naval
                                    Title:

                  Signature Page to Letter of Credit Agreement

                         CREDIT SUISSE FIRST BOSTON,
                         in its capacity as a Letter of Credit Bank

                         By:   /s/ Brian T. Caldwell
                               --------------------------------
                               Name: Brian T. Caldwell
                               Title: Associate

                         By:   /s/ Pilarcita V. Naval
                               --------------------------------
                               Name: Pilarcita V. Naval
                               Title: Associate

                  Signature Page to Letter of Credit Agreement

                                   SCHEDULE I

             LETTER OF CREDIT BANKS AND LETTER OF CREDIT COMMITMENTS


Letter of Credit Bank                                      Letter of Credit
(and Lending Office)         Address for Notices           Commitment
--------------------         -------------------           ----------

Credit Suisse First Boston   Eleven Madison Avenue         $16,980,000
Eleven Madison Avenue        New York, New York 10010
New York, New York 10010

                                   SCHEDULE II

                       AMORTIZATION SCHEDULE FOR LOC LOANS

            The principal amount of outstanding LOC Loans will be repaid in twenty (20) equal quarterly installments.

                                    EXHIBIT A

                        FORM OF VEPCO LETTER OF CREDIT-A

Credit Suisse First Boston           Letter of Credit No. TS06001015
Eleven Madison Avenue                Irrevocable Standby Credit
New York, NY 10010
Attention: Global Project Finance

Date and Place of Issue:             Date and Place of Expiry:
New York, New York                   Credit Suisse First Boston
August 28, 1998                      Eleven Madison Avenue
                                     New York, NY 10010
                                     Attention: Global Project Finance
                                     The earlier of (i) June 1, 2001
                                     and (ii) the Commercial Operation
                                     Date (as defined in the VEPCO PPA
                                     (as defined herein)).

                                     Applicant:
                                     LSP Energy Limited Partnership
                                     c/o LS Power, LLC
                                     Two Tower Center
                                     10th Floor
                                     East Brunswick, New Jersey 08816
                                     Attention:  Treasurer

Beneficiary:                         Amount: Up to an aggregate of Five Million
Virginia Electric and Power Company     Six Hundred Sixty Thousand Dollars
P.O. Box 26666                          (US$5,660,000)
Richmond, Virginia 23261
                                     Credit Available With:
OR                                   Credit Suisse First Boston
                                     By: Negotiation, Against Presentation
(For Hand Delivery)
701 East Cary Street

Richmond, Virginia 23219             of the Documents Detailed Herein and of
                                     Your Draft(s) at Sight Drawn on Credit
                                     Suisse First Boston

Ladies and Gentlemen:

We irrevocably authorize you to draw on us for the account of the Applicant in accordance with the terms and conditions hereinafter set forth, an amount not exceeding in the aggregate Five Million Six Hundred Sixty Thousand Dollars (US$5,660,000) (the "Letter of Credit Amount") available against presentation of a dated drawing request drawn on Credit Suisse First Boston, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto and sent by the Beneficiary's authorized officer. This Letter of Credit is effective immediately.

This Letter of Credit is established pursuant to Section 3.3(a) of the Power Purchase Agreement, dated as of May 18, 1998 (the "VEPCO PPA"), between Applicant and Beneficiary.

The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at Eleven Madison Avenue, New York, New York, 10010, Attention: Global Project Finance, telephone (212) 325-9143, telecopier (212) 325-8049, referencing this Letter of Credit No. TS06001015 and presented to us by tested telex, delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three (3) Business Days of the date of any such facsimile transmission.

If the drawing request is presented in compliance with the terms of this Letter of Credit to us at such address by 12:00 noon New York time on any Business Day (as hereinafter defined), payment will be made not later than 3:00 p.m. New York time on such day and if such drawing request is so presented to us after 12:00 noon New York time on any Business Day, payment will be made on the following Business Day not later than 1:00 p.m. New York time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

This Letter of Credit shall expire on the earlier of (i) June 1, 2001 and (ii) the Commercial Operation Date (as defined in the VEPCO PPA).

In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of the same stating the reasons therefor and shall upon your instructions hold any nonconforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within two (2) Business
Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying drawing request in accordance with the terms of this Letter of Credit.

This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except only defined terms used herein and the drawing requests and certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such defined terms, drawing requests and certificates.

This Letter of Credit is transferable. Transfer may only be effected by us upon our receipt of an acceptable application for transfer accompanied by the original Letter of Credit and payment of our transfer commission in effect at the time of transfer.

Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit. Each draft honored by us under this Letter of Credit shall immediately reduce the Letter of Credit Amount by the amount of the payment made by us in respect of such draft. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit to the extent of the amount specified in such draft.

Tested telex reimbursement is allowed.

All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

All drawing requests under this Letter of Credit must bear the clause:

   "Drawn under Credit Suisse First Boston Letter of Credit Number TS06001015 dated August 28, 1998."

This Letter of Credit shall not be amended except with the written concurrence of Credit Suisse First Boston, the Applicant, the Beneficiary and the Required Letter of Credit Banks (as defined in the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998, by and among the Applicant, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer and the other financial institutions party thereto).

We hereby engage with you that a drawing request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the fullest extent permitted by law any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

                             CREDIT SUISSE FIRST BOSTON


                              By:   _______________________
                                    Name:
                                    Title:


                              By:   _______________________
                                    Name:
                                    Title:

                                                              ANNEX 1

                           Credit Suisse First Boston
            Letter of Credit Number TS06001015 dated August 28, 1998

                                 DRAWING REQUEST

                                     [Date]

Credit Suisse First Boston
Eleven Madison Avenue
New York, New York 10010
Attention:  Global Project Finance

Ladies and Gentlemen:

            The undersigned hereby draws on Credit Suisse First Boston Letter of Credit No. TS06001015 Irrevocable Standby Letter of Credit (the "Letter of Credit") dated August 28, 1998, issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

            In connection with this drawing, we hereby certify that:

      [Select one of paragraph A or paragraph B, as applicable]

[(A) "This drawing in the amount of $[________] is being made pursuant to Credit Suisse First Boston Letter of Credit No. [________] Irrevocable Standby Letter of Credit issued to the Beneficiary because:

      [(i) Pursuant to Section 3.3(e) of the VEPCO PPA Applicant must pay to Beneficiary Incremental Replacement Power Costs (as defined in the VEPCO PPA) in accordance with Appendix G to the VEPCO PPA.]

      [(ii) Applicant has failed to pay when due pursuant to Section 3.3(e)(iv) an undisputed amount owed to Beneficiary under the VEPCO PPA.]

      [(iii) Pursuant to Section 3.3(e)(iii) of the VEPCO PPA, Applicant has failed to pay when due to Beneficiary an amount due as a result of a payment dispute resolved in favor of Beneficiary.]"]

[(B) "Beneficiary is making a drawing in the full available amount of the Letter of Credit because the term of the Letter of Credit will expire within five (5) Business Days of the date of this certificate and Applicant has failed to deliver a replacement or renewal letter of credit acceptable to Beneficiary and security is still required under Section 3.3 of the VEPCO PPA."]

(C) You are directed to make payment of the requested drawing to account no. _______ at ________ [insert bank name, address and account number].

            IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ___ day of _______.


                        VIRGINIA ELECTRIC AND POWER COMPANY

                        By:   ________________________
                              Name:
                              Title:

                                    EXHIBIT B

                        FORM OF VEPCO LETTER OF CREDIT-B

Credit Suisse First Boston           Letter of Credit No. [_________]
Eleven Madison Avenue                Irrevocable Standby Credit
New York, NY 10010
Attention: Global Project Finance

Date and Place of Issue:             Date and Place of Expiry:
New York, New York                   Credit Suisse First Boston
______ __, ____                      Eleven Madison Avenue
                                     New York, NY 10010
                                     Attention: Global Project Finance
                                     The earlier of (i) June 1, 2001
                                     and (ii) the Commercial Operation
                                     Date (as defined in the VEPCO PPA
                                     (as defined herein)).

                                     Applicant:
                                     LSP Energy Limited Partnership
                                     c/o LS Power, LLC
                                     Two Tower Center
                                     10th Floor
                                     East Brunswick, New Jersey 08816
                                     Attention:  Treasurer

Beneficiary:                         Amount: Up to an aggregate of Five Million
Virginia Electric and Power Company     Six Hundred Sixty Thousand Dollars
P.O. Box 26666                          (US$5,660,000)
Richmond, Virginia 23261
                                     Credit Available With:
OR                                   Credit Suisse First Boston
                                     By: Negotiation, Against Presentation
(For Hand Delivery)
701 East Cary Street

Richmond, Virginia 23219             of the Documents Detailed Herein and of
                                     Your Draft(s) at Sight Drawn on Credit
                                     Suisse First Boston

Ladies and Gentlemen:

We irrevocably authorize you to draw on us for the account of the Applicant in accordance with the terms and conditions hereinafter set forth, an amount not exceeding in the aggregate Five Million Six Hundred Sixty Thousand Dollars (US$5,660,000) (the "Letter of Credit Amount") available against presentation of a dated drawing request drawn on Credit Suisse First Boston, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto and sent by the Beneficiary's authorized officer. This Letter of Credit is effective immediately.

This Letter of Credit is established pursuant to Section 3.3(b) of the Power Purchase Agreement, dated as of May 18, 1998 (the "VEPCO PPA"), between Applicant and Beneficiary.

The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at Eleven Madison Avenue, New York, New York, 10010, Attention: Global Project Finance, telephone (212) 325-9143, telecopier (212) 325-8049, referencing this Letter of Credit No.[ ] and presented to us by tested telex, delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three (3) Business Days of the date of any such facsimile transmission.

If the drawing request is presented in compliance with the terms of this Letter of Credit to us at such address by 12:00 noon New York time on any Business Day (as hereinafter defined), payment will be made not later than 3:00 p.m. New York time on such day and if such drawing request is so presented to us after 12:00 noon New York time on any Business Day, payment will be made on the following Business Day not later than 1:00 p.m. New York time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

This Letter of Credit shall expire on the earlier of (i) June 1, 2001 and (ii) the Commercial Operation Date (as defined in the VEPCO PPA).

In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of the same stating the reasons therefor and shall upon your instructions hold any nonconforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within two (2) Business
Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying drawing request in accordance with the terms of this Letter of Credit.

This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except only defined terms used herein and the drawing requests and certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such defined terms, drawing requests and certificates.

This Letter of Credit is transferable. Transfer may only be effected by us upon our receipt of an acceptable application for transfer accompanied by the original Letter of Credit and payment of our transfer commission in effect at the time of transfer.

Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit. Each draft honored by us under this Letter of Credit shall immediately reduce the Letter of Credit Amount by the amount of the payment made by us in respect of such draft. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit to the extent of the amount specified in such draft.

Tested telex reimbursement is allowed.

All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

All drawing requests under this Letter of Credit must bear the clause:

   "Drawn under Credit Suisse First Boston Letter of Credit Number [____] dated [________], [____]."

This Letter of Credit shall not be amended except with the written concurrence of Credit Suisse First Boston, the Applicant, the Beneficiary and the Required Letter of Credit Banks (as defined in the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998, by and among the Applicant, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer and the other financial institutions party thereto).

We hereby engage with you that a drawing request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the fullest extent permitted by law any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

                              CREDIT SUISSE FIRST BOSTON


                              By:   _______________________
                                    Name:
                                    Title:


                              By:   _______________________
                                    Name:
                                    Title:

                                                              ANNEX 1

                           Credit Suisse First Boston
               Letter of Credit Number [________] dated [________]

                                 DRAWING REQUEST

                                     [Date]

Credit Suisse First Boston
Eleven Madison Avenue
New York, New York 10010
Attention: Global Project Finance

Ladies and Gentlemen:

            The undersigned hereby draws on Credit Suisse First Boston Letter of Credit No. [_______] Irrevocable Standby Letter of Credit (the "Letter of Credit") dated [________], issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

            In connection with this drawing, we hereby certify that:

            [Select one of paragraph A or paragraph B, as applicable]

[(A) "This drawing in the amount of $[________] is being made pursuant to Credit Suisse First Boston Letter of Credit No. [________] Irrevocable Standby Letter of Credit issued to the Beneficiary because:

      [(i) Pursuant to Section 3.3(e) of the VEPCO PPA Applicant must pay to Beneficiary Incremental Replacement Power Costs (as defined in the VEPCO PPA) in accordance with Appendix G to the VEPCO PPA.]

      [(ii) Applicant has failed to pay when due pursuant to Section 3.3(e)(iv) an undisputed amount owed to Beneficiary under the VEPCO PPA.]

      [(iii) Pursuant to Section 3.3(e)(iii) of the VEPCO PPA, Applicant has failed to pay when due to Beneficiary an amount due as a result of a payment dispute resolved in favor of Beneficiary.]"]


[(B) "Beneficiary is making a drawing in the full available amount of the Letter of Credit because the term of the Letter of Credit will expire within five (5) Business Days of the date of this certificate and Applicant has failed to deliver a replacement or renewal letter of credit acceptable to Beneficiary and security is still required under Section 3.3 of the VEPCO PPA."]

(C) You are directed to make payment of the requested drawing to account no. ________ at _________ [insert bank name, address and account number].


            IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ___ day of _________.


                        VIRGINIA ELECTRIC AND POWER COMPANY

                        By:   _________________________
                              Name:
                              Title:

                                    EXHIBIT C

                        FORM OF VEPCO LETTER OF CREDIT-C

Credit Suisse First Boston           Letter of Credit No. [_________]
Eleven Madison Avenue                Irrevocable Standby Credit
New York, NY 10010
Attention: Global Project Finance

Date and Place of Issue:             Date and Place of Expiry:
New York, New York                   Credit Suisse First Boston
______ __, ____                      Eleven Madison Avenue
                                     New York, NY 10010
                                     Attention: Global Project Finance
                                     The date which is three (3) years
                                     from the earlier of (i) June 1, 2001
                                     and (ii) the Commercial Operation
                                     Date (as defined in the VEPCO PPA
                                     (as defined herein)).

                                     Applicant:
                                     LSP Energy Limited Partnership
                                     c/o LS Power, LLC
                                     Two Tower Center
                                     10th Floor
                                     East Brunswick, New Jersey 08816
                                     Attention: Treasurer

Beneficiary:                         Amount: Up to an aggregate of Five Million
Virginia Electric and Power Company     Six Hundred Sixty Thousand Dollars
P.O. Box 26666                          (US$5,660,000)
Richmond, Virginia 23261
                                     Credit Available With:
OR                                   Credit Suisse First Boston
                                     By: Negotiation, Against Presentation
(For Hand Delivery)                  of the Documents Detailed Herein and of
701 East Cary Street                 Your Draft(s) at Sight Drawn on Credit
                                     Suisse First Boston

Richmond, Virginia 23219

Ladies and Gentlemen:

We irrevocably authorize you to draw on us for the account of the Applicant in accordance with the terms and conditions hereinafter set forth, an amount not exceeding in the aggregate Five Million Six Hundred Sixty Thousand Dollars (US$5,660,000) (the "Letter of Credit Amount") available against presentation of a dated drawing request drawn on Credit Suisse First Boston, manually signed by an authorized officer of the Beneficiary (who is identified as such) appropriately completed in the form of Annex 1 hereto and sent by the Beneficiary's authorized officer. This Letter of Credit is effective immediately.

This Letter of Credit is established pursuant to Section 3.3(a) of the Power Purchase Agreement, dated as of May 18, 1998 (the "VEPCO PPA"), between Applicant and Beneficiary.

The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at Eleven Madison Avenue, New York, New York, 10010, Attention: Global Project Finance, telephone (212) 325-9143, telecopier (212) 325-8049, referencing this Letter of Credit No.[ ] and presented to us by tested telex, delivery in person or facsimile transmission at such address, provided that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three (3) Business Days of the date of any such facsimile transmission.

If the drawing request is presented in compliance with the terms of this Letter of Credit to us at such address by 12:00 noon New York time on any Business Day (as hereinafter defined), payment will be made not later than 3:00 p.m. New York time on such day and if such drawing request is so presented to us after 12:00 noon New York time on any Business Day, payment will be made on the following Business Day not later than 1:00 p.m. New York time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

This Letter of Credit shall expire on the date which is three (3) years from the earlier of (i) June 1, 2000 and (ii) the Commercial Operation Date (as defined in the VEPCO PPA (as defined herein)).

In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of the same stating the reasons therefor and shall upon your instructions hold any nonconforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above by delivery in person or facsimile transmission (with originals thereof sent by overnight courier for receipt within two (2) Business
Days). Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying drawing request in accordance with the terms of this Letter of Credit.

This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except only defined terms used herein and the drawing requests and certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such defined terms, drawing requests and certificates.

This Letter of Credit is transferable. Transfer may only be effected by us upon our receipt of an acceptable application for transfer accompanied by the original Letter of Credit and payment of our transfer commission in effect at the time of transfer.

Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit. Each draft honored by us under this Letter of Credit shall immediately reduce the Letter of Credit Amount by the amount of the payment made by us in respect of such draft. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit to the extent of the amount specified in such draft.

Tested telex reimbursement is allowed.

All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

All drawing requests under this Letter of Credit must bear the clause:

   "Drawn under Credit Suisse First Boston Letter of Credit Number [____] dated [________], [____]."

This Letter of Credit shall not be amended except with the written concurrence of Credit Suisse First Boston, the Applicant, the Beneficiary and the Required Letter of Credit Banks (as defined in the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), by and among the Applicant, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer and the other financial institutions party thereto).

We hereby engage with you that a drawing request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision in force as from 1st of January 1994), International Chamber of Commerce Publication Number 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the fullest extent permitted by law any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

                              CREDIT SUISSE FIRST BOSTON


                              By:   _______________________
                                    Name:
                                    Title:


                              By:   _______________________
                                    Name:
                                    Title:

                                                              ANNEX 1

                           Credit Suisse First Boston
               Letter of Credit Number [________] dated [________]

                                 DRAWING REQUEST

                                     [Date]

Credit Suisse First Boston
Eleven Madison Avenue
New York, New York 10010
Attention: Global Project Finance

Ladies and Gentlemen:

            The undersigned hereby draws on Credit Suisse First Boston Letter of Credit No. [_______] Irrevocable Standby Letter of Credit (the "Letter of Credit") dated [________], issued by you in favor of us. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit.

            In connection with this drawing, we hereby certify that:

            [Select one of paragraph A or paragraph B, as applicable]

[(A) "This drawing in the amount of $[________] is being made pursuant to Credit Suisse First Boston Letter of Credit No. [________] Irrevocable Standby Letter of Credit issued to the Beneficiary because:

      [(i) Pursuant to Section 3.3(e) of the VEPCO PPA Applicant must pay to Beneficiary Incremental Replacement Power Costs (as defined in the VEPCO PPA) in accordance with Appendix G to the VEPCO PPA.]

      [(ii) Applicant has failed to pay when due pursuant to Section 3.3(e)(iv) an undisputed amount owed to Beneficiary under the VEPCO PPA.]

      [(iii) Pursuant to Section 3.3(e)(iii) of the VEPCO PPA, Applicant has failed to pay when due to Beneficiary an amount due as a result of a payment dispute resolved in favor of Beneficiary.]"]

[(B) "Beneficiary is making a drawing in the full available amount of the Letter of Credit because the term of the Letter of Credit will expire within five (5) Business Days of the date of this certificate and Applicant has failed to deliver a replacement or renewal letter of credit acceptable to Beneficiary and security is still required under Section 3.3 of the VEPCO PPA."]

(C) You are directed to make payment of the requested drawing to account no. _______ at __________ [insert bank name, address and account number].


            IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this ___ day of __________.


                        VIRGINIA ELECTRIC AND POWER COMPANY

                        By:   __________________________
                              Name:
                              Title:

                                    EXHIBIT D

                          FORM OF REQUEST FOR ISSUANCE

                                            [DATE]


Credit Suisse First Boston,
   as the L/C Facility Agent
Eleven Madison Avenue
New York, New York 10010
Attention:

      Re:   LSP Energy Limited Partnership

Ladies and Gentlemen:

            This Request for Issuance is delivered to you pursuant to Section 2.1(b) of the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among LSP Energy Limited Partnership (the "Partnership"), Credit Suisse First Boston as agent for the Letter of Credit Banks (as defined below) (in such capacity, the "the L/C Facility Agent"), Credit Suisse First Boston as letter of credit issuer (in such capacity, the "Letter of Credit Issuer") and the other financial institutions party thereto (collectively with the Letter of Credit Issuer, the "Letter of Credit Banks"). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Letter of Credit Agreement.

      1. We request that the [specify Letter of Credit] (the "Letter of Credit") be issued.

      2. The issue date of the Letter of Credit is __________ and the expiration date of the Letter of Credit is __________, neither of which is later than the applicable Termination Date.

      3. The Stated Amount of the Letter of Credit is $__________, which, together with the aggregate Stated Amounts of all other outstanding Letters of Credit and all outstanding Reimbursement Obligations and LOC Loans thereunder and under the Letter of Credit Agreement, does not exceed the Total Letter of Credit Commitment.

      4. The L/C Facility Agent is instructed to deliver the Letter of Credit to __________, at __________.

            The undersigned further confirms and certifies to the L/C Facility Agent and to each Letter of Credit Bank that the Letter of Credit requested hereby shall only be used in the manner and for the purposes specified in and permitted under the Letter of Credit Agreement, and that, as of the date of the issuance of the Letter of Credit, each of the conditions set forth in Article 3 of the Letter of Credit Agreement has previously been satisfied or waived in accordance with the terms thereof.


                              LSP ENERGY LIMITED PARTNERSHIP

                              By:   LSP Energy, Inc.,
                                    its general partner

                              By:   ________________________
                                    Name:
                                    Title:

                                    EXHIBIT E

                              FORM OF LOC LOAN NOTE

$[________]                                        New York, New York
                                                   [________], [____]

      For value received, the undersigned LSP ENERGY LIMITED PARTNER SHIP, a Delaware limited partnership (the "Partnership"), promises to pay to the order of [________] (the "Letter of Credit Bank"), at the office of the Letter of Credit Bank located at [________] in lawful money of the United States of America and in immediately available funds, the principal amount of [________] DOLLARS ($[________]), or if less, the aggregate unpaid and outstanding principal amount of LOC Loans advanced by the Letter of Credit Bank to the Partnership pursuant to that certain Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto, as the same may be amended from time to time, and all other amounts owed by the Partnership to the Letter of Credit Bank hereunder.

      This is one of the LOC Loan Notes referred to in the Letter of Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in the Letter of Credit Agreement.

      This LOC Loan Note is made in connection with and is secured by, among other instruments, the provisions of the Senior Collateral Documents. Reference is hereby made to the Letter of Credit Agreement and the Senior Collateral Documents for the provisions, among others, with respect to the custody and application of the Senior Collateral, the nature and extent of the security provided thereunder, the rights, duties and obligations of the Partnership and the rights of the holder of this LOC Loan Note.

      The principal amount hereof is payable in accordance with the Letter of Credit Agreement, and such principal amount may be prepaid solely in accordance with the Letter of Credit Agreement, including without limitation any prepayment fees and premiums provided for therein.

      The Partnership further agrees to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Letter of Credit Agreement and the Partnership agrees to pay other fees and costs as stated in the Letter of Credit Agreement.

      If any payment on this LOC Loan Note becomes due and payable on a date which is not a Banking Day, such payment shall be made on the first succeeding, or next preceding, Banking Day, in accordance with the terms of the Letter of Credit Agreement.

      All payments and prepayments made on account of the principal balance of the LOC Loans shall be recorded by the Letter of Credit Bank on the grid attached hereto, provided that failure to make such a notation shall not affect or diminish the Partnership's obligation to repay all amounts due on this LOC Loan Note, as and when due.

      Upon the occurrence and during the continuation of any one or more Events of Default, all amounts then remaining unpaid on this LOC Loan Note may become or be declared to be immediately due and payable as provided in the Letter of Credit Agreement and the other Credit Documents.

      The Partnership agrees to pay all costs and expenses, including without limitation attorneys' fees, incurred in connection with the interpretation or enforcement of this LOC Loan Note.

      This LOC Loan Note has been executed and delivered in and shall be construed and interpreted in accordance with and governed by the laws of the State of New York, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligation Law).

                        LSP ENERGY LIMITED PARTNERSHIP

                        By:   LSP Energy, Inc.,
                              its general partner


                              By:   _________________________
                                    Name:
                                    Title:

                           Prepayment or   Outstanding    Notation
Date           Advance       Repayment       Balance       Made By
----           -------       ---------       -------       -------

                                    EXHIBIT F

                               NOTICE OF LOC LOANS


                                            [DATE]


Credit Suisse First Boston,
      as L/C Facility Agent
Eleven Madison Avenue
New York, New York 10010
Attn:  [______________]

                  Re: Batesville Project

            This Notice of LOC Loans is delivered to you pursuant to Section 2.2(b) of that certain Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto. All capitalized terms used herein shall have the respective meanings specified in Letter of Credit Agreement unless otherwise defined herein.

      . The Partnership requests the following funding options for the LOC Loans made on [________ __, ____] in connection with the drawing under the VEPCO Letter of Credit-[A][B] made on [________ __, ____]:

            a.    Base Rate Loans:  Amount $[__________].

            b.    LIBOR Loans:
                  Amount         [Requested] Initial Interest Period
                  ------         -----------------------------------
                  $[________]       [________] months
                  $[________]       [________] months
                  $[________]       [________] months

                              LSP ENERGY LIMITED PARTNERSHIP,

                              By:   LSP Energy, Inc.,
                                    its general partner


                                    By:   _________________________
                                          Name:
                                          Title:

                                    EXHIBIT G

                FORM OF CONFIRMATION OF INTEREST PERIOD SELECTION

            [Date]

Credit Suisse First Boston,
      as L/C Facility Agent
Eleven Madison Avenue
New York, New York 10010
Attn:  [______________]

                  Re: Batesville Project

            This Confirmation of Interest Period Selection is delivered to you pursuant to Section 2.2(f)(ii) of that certain Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto. All capitalized terms used herein shall have the respective meanings specified in the Letter of Credit Agreement unless otherwise defined herein.

            The Confirmation of Interest Period Selection relates to $[________] of LIBOR LOC Loans. This Confirmation of Interest Period Selection constitutes a confirmation that effective [________], [____] (which shall be the last day of an Interest Period):

            1. The [Requested] Interest Period for $[________] [$1,000,000 and increments of $100,000] of such LIBOR LOC Loans shall be [______] months.

            2. The [Requested] Interest Period for $[________] [$1,000,000 and increments of $100,000] of such LIBOR LOC Loans shall be [______] months.

            3. The [Requested] Interest Period for $[________] [$1,000,000 and increments of $100,000] of such LIBOR LOC Loans shall be [______] months.

            This notice shall be effective only if delivered to L/C Facility Agent as a Confirmation of Interest Period Selection made pursuant to Section 2.2(f)(ii) of the Letter of Credit Agreement.

                              LSP ENERGY LIMITED PARTNERSHIP,

                              By:   LSP Energy, Inc.,
                                    its general partner


                                    By:   ________________________
                                          Name:
                                          Title:


The undersigned acknowledges receipt of a copy of this Confirmation of Interest Period Selection:

Credit Suisse First Boston,
      as L/C Facility Agent

By:   ________________________
      Name:
      Title:

                                    EXHIBIT H

                    FORM OF NOTICE OF CONVERSION OF LOAN TYPE

                                        [Date]

Credit Suisse First Boston,
      as L/C Facility Agent
Eleven Madison Avenue
New York, New York 10010
Attn:  [______________]

                  Re: Batesville Project

            1. Reference is hereby made to that certain Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto. All capitalized terms used herein shall have the respective meanings specified in the Letter of Credit Agreement unless otherwise defined herein.

            2. Pursuant to Section 2.2(g) of the Letter of Credit Agreement, the Partnership hereby notifies the L/C Facility Agent that this Notice of Conversion of Loan Type relates to $[________] of LOC Loans and further notifies the L/C Facility Agent:

                  (a) the conversion of $[________] of such LOC Loans from a [Base Rate/LIBOR] LOC Loan to a [Base Rate/LIBOR] LOC Loan;

                  (b) that the effective date of the conversion shall be [________], [____], which is a Banking Day and which shall be the first day after the last day of an Interest Period if converting from LIBOR LOC Loans;

                  (c) if converting to LIBOR LOC Loans, the following Interest Periods are selected:

                        Amount           [Requested] Initial Interest Period
                        ------           -----------------------------------
                        $[_________]              [________] months
                        $[_________]              [________] months
                        $[_________]              [________] months

            IN WITNESS WHEREOF, The Partnership has executed this Notice of Conversion of Loan Type on the date set forth above.


                              LSP ENERGY LIMITED PARTNERSHIP,

                              By:   LSP Energy, Inc.,
                                    its general partner


                                    By:   ________________________
                                          Name:
                                          Title:

The undersigned acknowledges receipt of a copy of this Notice of Conversion of Loan Type:

Credit Suisse First Boston,
      as L/C Facility Agent

By:   ________________________
      Name:
      Title:

                                   EXHIBIT I-1

                      BANK WITHHOLDING CERTIFICATE (TREATY)

LSP Energy Limited Partnership
c/o LS Power, LLC
Two Tower Center
10th Floor
East Brunswick, New Jersey 08816
Attention:  Treasurer

Credit Suisse First Boston,
   as L/C Facility Agent
Eleven Madison Avenue
New York, NY 10010
Attention:

      Re: Batesville Project

Ladies and Gentlemen:

      In connection with the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto, the undersigned hereby certifies, represents and warrants that [Name of relevant Letter of Credit Bank or the L/C Facility Agent] is a [name of country] corporation and is currently exempt from any U.S. federal withholding tax on amounts paid to it from U.S. sources under the Letter of Credit Agreement by virtue of compliance with the provisions of the Income Tax Convention between the United States and [name of country], signed [date], [as amended]. Our fiscal year is the twelve months ending [_________].

      The undersigned (a) is a corporation organized under the laws of [name of country] whose registered business is managed or controlled in [name of country], (b) [does not have a permanent establishment or fixed based in the United States/does have a permanent establishment or fixed base in the United States but the Letter of Credit Agreement is not effectively connected with such permanent establishment or fixed base],


                                      I-1-1

(c) is not exempt from tax on the income in [name of country] and (d) is the beneficial owner of the income.

      We enclose two signed copies of Form 1001 of the U.S. Internal Revenue Service.

                        Yours faithfully,
                        [NAME OF RELEVANT LETTER OF CREDIT
                        BANK]


                        By:   _________________________
                              Name:
                              Title:


                                      I-1-2

                                   EXHIBIT I-2

LSP Energy Limited Partnership
c/o LS Power, LLC
Two Tower Center
10th Floor
East Brunswick, New Jersey 08816
Attention:  Treasurer

Credit Suisse First Boston,
   as L/C Facility Agent
Eleven Madison Avenue
New York, NY 10010
Attention:

      Re: Batesville Project

Ladies and Gentlemen:

      In connection with that certain Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement"), among the Partnership, Credit Suisse First Boston as the L/C Facility Agent and the Letter of Credit Issuer, and the other financial institutions party thereto, the undersigned hereby certifies, represents and warrants that [name of Transferee/Participant] is entitled to exemption from withholding tax on payments to it under the Letter of Credit Agreement under the provisions of
Section 1441(c) of the Internal Revenue Code of 1986, as amended, of the United States of America.

      We enclose two signed copies of Form 4224 of the U.S. Internal Revenue Service.

                        Yours faithfully,

                        [Name of Transferee/Participant]

                        By:_________________________


                                      I-2-1

                              Name:
                              Title:


                                      I-2-2

                               AMENDMENT NO. 1 TO
                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

            This AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of December 15, 1998 (this "Amendment"), is by and among LSP ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CREDIT SUISSE FIRST BOSTON in its capacity as the L/C Facility Agent, CREDIT SUISSE FIRST BOSTON in its capacity as the Letter of Credit Issuer and each of the Letter of Credit Banks party to the Letter of Credit Agreement (as defined below).

                                    RECITALS

            WHEREAS, the Partnership, the L/C Facility Agent, the Letter of Credit Issuer and the Letter of Credit Banks entered into the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998 (the "Letter of Credit Agreement");

            WHEREAS, simultaneously with the execution and delivery of the Letter of Credit Agreement, the Partnership, LSP Batesville Funding Corporation, LSP Batesville Holding, LLC, Credit Suisse First Boston as the Tranche A Facility Agent, the L/C Facility Agent, the Administrative Agent, the Collateral Agent, the Securities Intermediary and IBJ Schroder Bank & Trust Company as the Intercreditor Agent entered into the Common Agreement, dated as of August 28, 1998 (the "Original Common Agreement");

            WHEREAS, the Partnership, the Bank Facility Agent, the L/C Facility Agent, the Administrative Agent, the Collateral Agent and the Securities Intermediary are entering into the Amended and Restated Common Agreement, dated as of December 15, 1998 (the "Common Agreement"), in order to amend and restate the Original Common Agreement in its entirety;

            WHEREAS, in connection with the foregoing, the Partnership, the L/C Facility Agent, the Letter of Credit Issuer and the Letter of Credit Banks wish to amend the Letter of Credit Agreement in the manner set forth herein;

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                      DEFINITIONS; RULES OF INTERPRETATION

      Section 1.1 Definitions. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the meanings given in the Letter of Credit Agreement (including definitions of terms incorporated therein from the Common Agreement).

      Section 1.2 Rules of Interpretation. Except as otherwise expressly provided, the rules of interpretation set forth in Exhibit A to the Common Agreement shall apply to this Amendment.

                                   ARTICLE II
                            AMENDMENTS; CONFIRMATION

      Section 2.1 Amendments. The parties hereto agree that the Letter of Credit Agreement is hereby amended as follows:

            (a) Section 1.1(b) of the Letter of Credit Agreement is hereby amended by:

                  (i) replacing the term "Closing Date" with the term "Original Closing Date" in the second line of clause (i) of the definition of "Applicable Margin" and in the second line of clause (ii) of the definition of "Applicable Margin";

                  (ii) replacing the term "Term-Conversion" with the term "Completion" in each of the second, third and fifth lines of clause (i) of the definition of "Applicable Margin" and in each of the second, third and fifth lines of clause (ii) of the definition of "Applicable Margin";

                  (iii) replacing the term "Closing Date" with the term "Original Closing Date" in the second line of the definition of "Availability Date";

                  (iv) inserting the following definition after the definition of "Letter of Credit Commitment":

                  "Letter of Credit Maturity Date" shall mean, (i) in the case of the LOC Loan Letters of Credit, the LOC Loan Maturity Date, and (ii) in the case of the VEPCO Letter of Credit-C, the Termination Date for such Letter of Credit.; and

                  (v) deleting the definition of "LIBOR Rate LOC Loan" and inserting the following definition in lieu thereof:

                  "LIBOR LOC Loan" shall mean any LOC Loan made and/or being maintained at a rate of interest equal to the LIBOR Rate.;

            (b) Section 2.2(f)(i) of the Letter of Credit Agreement is hereby amended by replacing the term "Closing Date" with the term "Original Closing Date" in the fifth line of such Section;

            (c) Section 2.2(f)(ii) of the Letter of Credit Agreement is hereby amended by replacing the letter "(h)" with the letter "(f)" after the phrase "in accordance with this clause" in the thirteenth line of such Section;

            (d) Section 2.2(h)(ii) of the Letter of Credit Agreement is hereby amended by deleting clause (B) of such Section and inserting the following clause in lieu thereof:

      "(B) Section 7.3(c), 7.9(c), 7.9(g), 7.10, 7.11(a), 7.11(c), 7.11(d),
      7.11(e) or 7.11(f) of the Common Agreement";

            (e) Section 2.3(a) of the Letter of Credit Agreement is hereby amended by (i) replacing the term "Closing Date" with the term "Original Closing Date" in the second and ninth lines of such Section, (ii) replacing the term "Term- Conversion" with the term "Completion" in each of the fourteenth, fifteenth, sixteenth and seventeenth lines of such Section and (iii) deleting the phrase ", as applicable" after the phrase "denominator of which is 360" in the twenty-third line of such Section;

            (f) Section 2.4(g) of the Letter of Credit Agreement is hereby amended by replacing the term "Closing Date" with the term "Original Closing Date" in the second line of such Section;

            (g) Article 4 of the Letter of Credit Agreement is hereby amended by replacing the term "Closing Date" with the term "Original Closing Date" in the second line of such Section;

            (h) Section 6.2(a) of the Letter of Credit Agreement is hereby amended by replacing the term "L/C Facility Bank" with the term "L/C Facility Agent" in the eighth line of such Section;

            (i) Section 6.2(b) of the Letter of Credit Agreement is hereby amended by deleting the phrase "Subject to the Intercreditor Agreement, upon" in the first line of such Section and replacing it with the word "Upon";

            (j) The introductory paragraph of Section 7.9 of the Letter of Credit Agreement is hereby amended by deleting the phrase "the Intercreditor Agreement and of" after the phrase "Subject to the provisions of" in the first line of such Section;

            (k) Section 7.9(h) of the Letter of Credit Agreement is hereby amended by deleting the word "Senior" before the words "Collateral Document" in the second line of such Section;

            (l) Section 7.9(j) of the Letter of Credit Agreement is hereby amended by deleting the word "Senior" before the word "Collateral" in each of the first, second and third lines of such Section;

            (m) Section 7.13 of the Letter of Credit Agreement is hereby amended by deleting the word "Senior" after the phrase "release of any material" in the nineteenth line of such Section;

            (n) Section 7.16(a) of the Letter of Credit Agreement is hereby amended by (i) deleting the phrase "L/C Facility Agent is required to cast a vote with respect to any consent, waiver, approval or direction in accordance with Article 4 of the Intercreditor Agreement or the" after the phrase "In each instance that the" in the first line of such Section and (ii) deleting the phrase "or in the notice provided by the Intercreditor Agent to the L/C Facility Agent pursuant to Article 4 of the Intercreditor Agreement" after the phrase "timeframe specified in the Common Agreement" in the sixth and seventh lines of such Section;

            (o) Section 7.16(b) of the Letter of Credit Agreement is hereby amended by (i) deleting the phrase "Subject to the provisions of the Intercreditor Agreement, the" in the first and second lines of the introductory portion of such Section and replacing it with the word "The", (ii) deleting the word "of" between the words "waiver" and "other" in the first line of clause
(iii) of such Section and replacing it with the word "or", and (iii) deleting the phrase "therein or in the Intercreditor Agreement" in the third line of clause (iii) of such Section and replacing it with the phrase "herein or in the Common Agreement";

            (p) Section 8.13 of the Letter of Credit Agreement is hereby amended by deleting the word "Senior" before the words "Collateral Documents" in each of the fourth and fifth lines of such Section; and

            (q) Exhibit E to the Letter of Credit Agreement is hereby amended by deleting the word "Senior" from each of the second, third and fifth lines of the third paragraph of such Exhibit.

      Section 2.2 Confirmation. The amendments herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition in the Letter of Credit Agreement or any of the documents referred to herein or therein. Except as expressly amended hereby, the Letter of Credit Agreement is ratified and confirmed in all respects. On and after the date hereof, whenever the Letter of Credit Agreement is referred to in any of the Operative Documents or in any of the other documents or papers to be executed and delivered in connection therewith or with the Letter of Credit Agreement, such term shall be deemed to mean the Letter of Credit Agreement as amended hereby.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

      Section 3.1 Governing Law. This Amendment shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

      Section 3.2 Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

      Section 3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 3.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                         LSP ENERGY LIMITED PARTNERSHIP

                              By:   LSP Energy, Inc.,
                                    its general partner

                                    By:  /s/ Frank Hardenbergh
                                         ---------------------------------
                                         Name: Frank Hardenbergh
                                         Title: Senior Vice President
                                                 and Secretary


                         CREDIT SUISSE FIRST BOSTON,
                         in its capacity as the L/C Facility Agent


                              By:  /s/ Andrew B. Leon
                                  ----------------------------------
                                    Name: Andrew B. Leon
                                    Title: Vice President


                              By:  /s/ Brian T. Caldwell
                                  ----------------------------------
                                    Name: Brian T. Caldwell
                                    Title: Associate



                         CREDIT SUISSE FIRST BOSTON,
                         in its capacity as the Letter of Credit Issuer

                              By:  /s/ Andrew B. Leon
                                  ----------------------------------
                                    Name: Andrew B. Leon
                                    Title: Vice President


                              By:  /s/ Brian T. Caldwell
                                  ----------------------------------
                                    Name: Brian T. Caldwell
                                    Title: Vice President

Signature Page to Amendment No. 1 to Letter of Credit Agreement

                              CREDIT SUISSE FIRST BOSTON,
                              in its capacity as a Letter of Credit Bank

                              By:  /s/ Andrew B. Leon
                                  ----------------------------------
                                    Name: Andrew B. Leon
                                    Title: Vice President


                              By:  /s/ Brian T. Caldwell
                                  ----------------------------------
                                    Name: Brian T. Caldwell
                                    Title: Vice President

Signature Page to Amendment No. 1 to Letter of Credit Agreement

                               AMENDMENT NO. 2 TO
                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

            This AMENDMENT NO. 2 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of May 21, 1999 (this "Amendment"), is by and among LSP ENERGY LIMITED PARTNERSHIP, a Delaware limited partner ship (the "Partnership"), CREDIT SUISSE FIRST BOSTON in its capacity as the VEPCO L/C Agent, CREDIT SUISSE FIRST BOSTON in its capacity as the VEPCO L/C Issuer and each of the VEPCO L/C Banks party to the VEPCO L/C Agreement.

                                    RECITALS

            WHEREAS, the Partnership, the VEPCO L/C Agent, the VEPCO L/C Issuer and the VEPCO L/C Banks entered into the Letter of Credit and Reimbursement Agreement, dated as of August 28, 1998, as amended (the "VEPCO L/C Agreement");

            WHEREAS, simultaneously with the execution and delivery of the VEPCO L/C Agreement, the Partnership, LSP Batesville Funding Corporation (the "Funding Corporation"), LSP Batesville Holding, LLC, Credit Suisse First Boston as Tranche A Facility Agent and VEPCO L/C Agent, and IBJ Schroder Bank & Trust Company as Administrative Agent, Collateral Agent, Securities Intermediary and Intercreditor Agent entered into the Common Agreement, dated as of August 28, 1998 (the "Original Common Agreement");

            WHEREAS, the Partnership and Credit Suisse First Boston as Bank Facility Agent, VEPCO L/C Agent, Administrative Agent, Collateral Agent and Securities Intermediary entered into the Amended and Restated Common Agreement, dated as of December 15, 1998 (the "Supplemental Common Agreement"), in order to amend and restate the Original Common Agreement in its entirety;

            WHEREAS, in connection with the execution and delivery of the Supplemental Common Agreement, the Partnership, the VEPCO L/C Agent, the VEPCO L/C Issuer and the VEPCO L/C Banks entered into Amendment No. 1 to VEPCO L/C Agreement, dated as of December 15, 1998;

            WHEREAS, the Partnership and the Funding Corporation have determined to issue (i) $150,000,000 aggregate principal amount of their 7.164% Senior Secured Bonds due January 15, 2014 (the "Series A Bonds") and (ii) $176,000,000 aggregate principal amount of their 8.160% Senior Secured Bonds due July 15, 2025 (the "Series B Bonds" and, collectively with the Series A Bonds, the "Bonds") pursuant to the Trust Indenture, dated as of the date hereof (the "Indenture"), among the Partnership, the Funding Corporation and The Bank of
New York, as trustee (the "Trustee");

            WHEREAS, in connection with the issuance and sale of the Bonds, the Partnership, the Funding Corporation, the Collateral Agent, the Administrative Agent and the Intercreditor Agent are entering into the Second Amended and Restated Common Agreement, dated as of May 21, 1999 (the "Common Agreement") in order to amend and restate the Supplemental Common Agreement in its entirety; and

            WHEREAS, in connection with the issuance and sale of the Bonds and the execution of the Common Agreement and the other related Financing Documents, the Partnership, the VEPCO L/C Agent, the VEPCO L/C Issuer and the VEPCO L/C Banks wish to amend the VEPCO L/C Agreement as provided herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

      Section 1.1 Definitions. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the meanings given in the VEPCO L/C Agreement (including definitions of terms incorporated therein from the Indenture).

      Section 1.2 Principles of Construction. Except as otherwise expressly provided, the rules of interpretation set forth in the Indenture shall apply to this Amendment.

                                   ARTICLE II
                            AMENDMENTS; CONFIRMATION

      Section 2.1 Amendments. The parties hereto agree that the VEPCO L/C Agreement is hereby amended as follows:

            (a) The following terms as used in the VEPCO L/C Agreement shall be deemed to refer to and be replaced by the terms set forth below, as such terms are defined in the Indenture:

                  (i) the term "Governmental Rule" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Applicable Law";

                  (ii) The term "L/C Facility Agent" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "VEPCO L/C Agent";

                  (iii) The term "Letter of Credit Issuer" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "VEPCO L/C Issuer";

                  (iv) The term "Letter of Credit Banks" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "VEPCO L/C Banks";

                  (v) The term "Letter of Credit Agreement" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "VEPCO L/C Agreement";

                  (vi) The term "Secured Obligations" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Senior Secured Obligations";

                  (vii) The term "Collateral Documents" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Senior Security Documents";

                  (viii) The term "Operative Documents" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Transaction Documents";

                  (ix) The term "Credit Documents" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Financing Documents";

                  (x) The term "Collateral" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Senior Collateral";

                  (xi) The term "Secured Parties" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Senior Secured Parties";

                  (xii) The term "Repayment Date" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "Scheduled Payment Date";

                  (xiii) The term "VEPCO PPA" as used in the VEPCO L/C Agreement shall be deemed to refer to the term "VEPCO Power Purchase Agreement";

            (b) Section 1.1(a) of the VEPCO L/C Agreement is hereby amended by deleting the current section and replacing it with the following:

                  "(i) Unless otherwise defined herein, terms defined in the Indenture shall have such defined meanings when used herein.

                  (ii) Unless otherwise defined herein, terms defined in the Supplemental Common Agreement (including, without limitation, the terms "Banking Day," "Base Rate," "Default Rate," "Interest Period," "LIBOR Rate" and "Original Closing Date") shall have such defined meanings when used herein; provided, however, that if a term is defined in both the Indenture and the Supplemental Common Agreement, the Indenture shall control."

            (c) Section 1.2 of the VEPCO L/C Agreement is hereby amended by deleting the current Section and replacing it with the following:

                  "Section 1.2 Principles of Construction. Except as otherwise expressly provided herein, the principles of construction set forth in the Indenture shall apply to this Agreement.";

            (d) Section 2.2(h)(ii)(B) of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 7.2(c)(ii), 7.2(d), 7.3(c), 7.9(c), 7.9(g), 7.10, 7.11(a), 7.11(c), 7.11(d), 7.11(e), 7.11(f) or 7.11(g)" and
replacing it with the phrase "Section 3.9(c) or 3.10 of the Common Agreement or
Section 6.3 of the Indenture";

            (e) Section 2.2(h)(ii)(C) of the VEPCO L/C Agreement is hereby amended by replacing the phrase "the Common Agreement" with the phrase "any other Financing Document";

            (f) Article 3 of the VEPCO L/C Agreement is hereby amended by inserting the word "Supplemental" before the phrase "Common Agreement" in the fifth line of such Article;

            (g) Article 4 of the VEPCO L/C Agreement is hereby amended by inserting the word "Supplemental" before the phrase "Common Agreement" in the third and fifth lines of such Article;

            (h) Article 5 of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 5.1 and Section 6.1 of the Common Agreement" with the phrase "Section 4.1 and Section 5.1 of the Indenture" in the fifth line of such Article;

            (i) Section 6.1 of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 8.1 of the Common Agreement" with the phrase "Section 8.1 of the Indenture" in the second line of such Section;

            (j) Section 6.2(a) of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 8.1(e) of the Common Agreement" with the phrase "Section 8.1(f) or Section 8.1(g)" in the second and eighth lines of such Section;

            (k) Section 6.2(b) of the VEPCO L/C Agreement is hereby amended by
(i) replacing the word "Upon" in the first line of such Section and replacing it with the phrase "Subject to the Intercreditor Agreement, upon" and (ii) inserting the word "Supplemental" before the phrase "Common Agreement" in the fifth line of such Section;

            (l) The introductory paragraph of Section 7.9 of the VEPCO L/C Agreement is hereby amended by inserting the phrase "the Intercreditor Agreement and of" after the phrase "Subject to the provisions of" in the first line of such Section;

            (m) Section 7.16(a) of the VEPCO L/C Agreement is hereby amended by
(i) inserting the phrase "VEPCO L/C Agent is required to cast a vote with respect to any consent, waiver, approval or direction in accordance with Article 4 of the Intercreditor Agreement or the" after the phrase "In each instance that the" in the first line of such Section and (ii) inserting the phrase "or in the notice provided by the Intercreditor Agent to the L/C Facility Agent pursuant to
Article 4 of the Intercreditor Agreement" after the phrase "timeframe specified in the Common Agreement" in the sixth and seventh lines of such Section;

            (n) Section 7.16(b) of the VEPCO L/C Agreement is hereby amended by
(i) replacing the word "The" with the phrase "Subject to the provisions of the Intercreditor Agreement, the" in the first and second lines of the introductory portion of such Section and (ii) replacing the phrase "herein or in the Common Agreement" with the phrase "therein or in the Intercreditor Agreement" in the third line of clause (iii) of such Section;

            (o) Section 8.1 of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 12.1 of the Common Agreement" with the phrase "Section 7.1 of the Intercreditor Agreement in the fourth line of such Section;

            (p) Section 8.20 of the VEPCO L/C Agreement is hereby amended by (i) replacing the phrase "Section 5.1(j) and Section 12.4 of the Common Agreement" with the phrase "Section 7.16 and Section 7.17 of the Intercreditor Agreement" in the fourth and fifth lines of such Section and (ii) replacing the phrase "such Section 5.1(j) and Section 12.4 or termination of the Common Agreement" with the phrase Section 7.16 and Section 7.17 or termination of the Indenture" in the sixth line of such Section;

            (q) Section 8.23 of the VEPCO L/C Agreement is hereby amended by replacing the phrase "Section 9.1 of the Common Agreement" with the phrase "Section 14.1 of the Indenture" in the first and second lines of such Section; and

            (r) Schedule II of the VEPCO L/C Agreement is hereby amended by deleting the current Schedule II and replacing it with the Schedule II attached hereto as Exhibit A.

      Section 2.2 Supplemental Common Agreement. The provisions of the Supplemental Common Agreement which are incorporated by reference into the VEPCO L/C Agreement pursuant to this Amendment shall not be affected by any amendment, restatement, termination or other modification of the Supplemental Common Agreement, including without limitation, the amendment and restatement of the Supplemental Common Agreement effected by the Common Agreement. Capitalized terms used in provisions of the Supplemental Common Agreement which are incorporated by reference into the VEPCO L/C Agreement pursuant to this Amendment shall have the meanings given to such terms in the Supplemental Credit Agreement, which meanings shall not be affected by any amendment, restatement, termination or other modification of the Supplemental Common

Agreement, including without limitation, the amendment and restatement of the Supplemental Common Agreement effected by the Common Agreement.

      Section 2.3 Confirmation. The amendments herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition in the VEPCO L/C Agreement or any of the documents referred to herein or therein. Except as expressly amended hereby, the VEPCO L/C Agreement is ratified and confirmed in all respects. On and after the date hereof, whenever the VEPCO L/C Agreement is referred to in any of the Transaction Documents or in any of the other documents or papers to be executed and delivered in connection therewith or with the VEPCO L/C Agreement, such term shall be deemed to mean the VEPCO L/C Agreement as amended hereby.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

      Section 3.1 Governing Law. This Amendment shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

      Section 3.2 Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

      Section 3.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 3.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

      Section 3.5 Further Amendment and Restatement. The parties hereto hereby agree that, at the request of any of the other parties hereto, the VEPCO L/C Agreement shall be amended and restated to implement the amendments made by this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                              LSP ENERGY LIMITED PARTNERSHIP

                              By:   LSP Energy, Inc.,
                                    its general partner

                                    By:   /s/ Frank Hardenbergh
                                          ---------------------
                                          Name:  Frank Hardenbergh
                                          Title: Senior Vice President


                              CREDIT SUISSE FIRST BOSTON,
                              in its capacity as the VEPCO L/C Agent

                              By:   /s/ Brian T. Caldwell
                                    ---------------------
                                    Name:  Brian T. Caldwell
                                    Title: Associate

                              By:   /s/ Pilarcita V. Naval
                                    ----------------------
                                    Name:  Pilarcita V. Naval
                                    Title: Associate


                              CREDIT SUISSE FIRST BOSTON,
                              in its capacity as the VEPCO L/C Issuer

                              By:   /s/ Brian T. Caldwell
                                    ---------------------
                                    Name:  Brian T. Caldwell
                                    Title: Associate

                              By:   /s/ Pilarcita V. Naval
                                    ----------------------
                                    Name:  Pilarcita V. Naval
                                    Title:

                              CREDIT SUISSE FIRST BOSTON,
                              in its capacity as a VEPCO L/C Bank

                              By:   /s/ Brian T. Caldwell
                                    ---------------------
                                    Name:  Brian T. Caldwell
                                    Title: Associate

                              By:   /s/ Pilarcita V. Naval
                                    ----------------------
                                    Name:  Pilarcita V. Naval
                                    Title: Associate

                                                                       EXHIBIT A

                                   SCHEDULE II

                       AMORTIZATION SCHEDULE FOR LOC LOANS

            The principal of, and interest on, outstanding LOC Loans will be repaid in twenty (20) equal quarterly installments.